UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	November 30, 2020

Invesco SteelPath MLP Alpha Fund
Effective September 30, 2020, Invesco Oppenheimer SteelPath MLP Alpha Fund was renamed to Invesco SteelPath MLP Alpha Fund.
Nasdaq:
Class: A (MLPAX) ∎ C (MLPGX) ∎ R (SPMGX) ∎ Y (MLPOX) ∎ R5 (SPMHX) ∎ R6 (OSPAX)

2	Management’s Discussion
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
9	Financial Statements
12	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Fund Performance Discussion

Invesco SteelPath MLP Alpha Fund Class A shares (without sales charge) produced a total return of -22.24% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of 24.50%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 17.46%.

During the reporting period the energy markets were roiled by a brief market share battle between Saudi Arabia and Russia and the much more impactful effort to contain the spread of COVID-19, which disrupted global demand for petroleum products to an unprecedented degree. As a result, the energy sector experienced a period of extremely weak commodity pricing resulting in widespread production curtailments and credit market disfunction.

In reaction, a number of midstream operators aggressively cut operating costs and capital spending plans as well as lowering dividend or distribution payouts to improve free cash flows. As the extreme demand reaction to COVID-19 efforts began to wane, commodity pricing strengthened, and shut-in wells have largely returned to service.

We believe that as societal and business activities resume in coming quarters, demand for petroleum products will continue to normalize further aiding energy and midstream operating performance. Further, we believe much of the cost reduction and capital spending rationalization achieved over this period will prove sustainable. As a result, we expect many midstream companies to generate substantial free cash flow that can be deployed to further reduce balance sheet debt or be returned to equity investors through buybacks or distributions.

Over the reporting period, we estimate approximately $2 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $5 billion that was raised over the 12-month reporting period ended November 30, 2019 and $14 billion from the year prior. Midstream companies raised approximately $30 billion of debt capital during the period.2 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $45.34 per barrel, down 18% over the period, while global crude prices, as measured by Brent crude oil, traded 24% lower over the reporting period.1 Notably, during the reporting period headline crude oil prices briefly traded at negative levels as high storage utilization left some market participants without available storage capacity to take delivery of physical barrels at the expiration of the futures contract.

Henry Hub natural gas prices exited November at $2.86 per million British thermal units (“mmbtu”), up 16% over the reporting period, reflecting expectations of an improving supply and demand dynamic due to lower natural gas production growth associated with oil-directed drilling. Regional price differentials in most basins were relatively subdued over the period, however relative pricing improved in the Permian basin where oil-directed drilling, which also produces natural gas, was down substantially over the period, thereby easing natural gas pipeline congestion. Conversely, natural gas pricing in Appalachia began to weaken again as basin production approached available takeaway capacity.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $21.60 per barrel, a 9% decline over the reporting period but more than double the intra-period, COVID-impacted, low. Pricing for NGL purity products were mixed, with ethane and propane trading up over the period while pricing for butane, isobutane, and natural gasoline declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.26 per gallon, down 25% over the reporting period.1 Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve steepened over the reporting period as short-term rates declined more than the yields on longer-dated maturities. The ten-year Treasury yield declined by 94 basis points to end the period at 0.84%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 231 basis points to 10.58%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of -6.56% (as measured by the Dow Jones Equity REIT Total Return Index) and 4.56% (as measured by the Dow Jones

Utility Average Index), respectively, as compared to the AMZ’s -24.50% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

Subsector Review

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants in the Other subsector, which includes fuel distribution companies, provided the best performance over the period, as fuel margins expanded to more than offset the declines in volumes associated with COVID-related reduced economic activity. The Natural Gas Pipeline subsector also outperformed, supported by robust natural gas export volumes and improving natural gas pricing sentiment.

The Diversified subsector experienced the weakest performance over the reporting period as some subsector participants reduced their distribution payouts during the reporting period, and as market participants dialed-back their growth expectations for some subsector participants. On average the Marine subsector also lagged due to idiosyncratic factors with multiple subsector members, and as shipping activity slowed amidst the COVID-induced economic activity slowdown.

Fund Review

Key contributors to the Invesco SteelPath MLP Alpha Fund were MPLX L.P. (NYSE: MPLX) and Hess Midstream L.P. (NYSE: HESM).

MPLX outperformed over the period after reporting better than expected financial results and after its sponsor, Marathon Petroleum (NYSE: MPC), announced a large asset sale that is expected to aid balance sheet strength. MPLX holds an attractive, diversified portfolio of midstream energy infrastructure and logistics assets that include a network of crude oil and refined product pipelines and terminals, an inland marine business, crude oil and natural gas gathering systems and pipelines, as well as natural gas and NGL processing and fractionation facilities.

HESM outperformed over the period as market participants appeared to reward the partnership’s strong contract structure, and as Bakken volumes proved more resilient than the more dire expectations exhibited by some during the COVID doldrums. HESM provides oil, natural gas, and water midstream services primarily in the Bakken oil play in North Dakota. The partnership’s portfolio of fee-based contracts includes volume protection and annual pricing adjustments to protect cash flows and maintain targeted returns on capital.

2                         Invesco  SteelPath MLP Alpha Fund

Key detractors from the Invesco SteelPath MLP Alpha Fund were Energy Transfer L.P. (NYSE: ET) and Targa Resources Corp. (NYSE: TRGP).

ET underperformed over the period as investor concerns focused on a potential shutdown of the Dakota Access pipeline after an adverse District Court ruling. ET has appealed the ruling and hearings are scheduled in December.3 Despite the selloff during the period, we believe ET is well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

TRGP underperformed over the period despite reporting better than expected financial results, raising guidance, and as commodity prices and processing economics improved. TRGP increased its cash flow guidance for 2020, while also reducing capital spending expectations and announcing a $500 million share repurchase program. Despite continued demand disruptions caused by COVID-19, TRGP operates a well-positioned and diversified portfolio of integrated midstream assets focused in the Permian basin and Gulf Coast region.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2020. See Note 1 of the Notes to Financial Statements for more information.

In 2020, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset value per share (“NAV”) upon which shareholders transacted had not been properly accounted for during the period that included days from December 1, 2014 through March 6, 2020 (the “overstatement period”). That determination resulted in the correction of the Fund’s NAV during certain days of the overstatement period.

Invesco has developed a remediation plan that will result in payments by Invesco to shareholders negatively impacted by the overstatement of the NAV during the overstatement period, and Invesco has engaged a third-party firm to assist with its implementation. Invesco currently anticipates that distributions to impacted shareholders will occur sometime in the latter half of 2021.

Outlook

Despite the ongoing headwinds presented by COVID-containment efforts, we believe the midstream sector remains well-positioned to weather the storm. Notably, most sector participants entered this challenging period with stronger balance sheets and lower capital spending obligations and better distribution coverage metrics than the last commodity cycles. In general, we believe that sector valuations were attractive in absolute terms and relative to historic ranges, and sector yields were substantially higher than other yielding-equity classes.

[1]	Source: Bloomberg L.P.
[2]	Source: Wells Fargo Advisors
[3]	Source: Energy Transfer L.P.

Portfolio managers:

Stuart Cartner

Brian Watson

3                         Invesco  SteelPath MLP Alpha Fund

Your Fund’s Long-Term Performance

Source 1: RIMES Technologies Corp.

Source 2: FactSet Research Systems Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco  SteelPath MLP Alpha Fund

Average Annual Total Returns
As of 11/30/2020, including maximum applicable sales charge
Class A Shares
Inception (3/31/10)	(2.20)%
10 Years	(3.47)
5 Years	(8.59)
1 Year	(26.55)
Class C Shares
Inception (8/25/11)	(3.57)%
5 Years	(8.25)
1 Year	(23.60)
Class R Shares
10 Years	(3.20)%
5 Years	(7.85)
1 Year	(22.69)
Class Y Shares
Inception (3/31/10)	(1.45)%
10 Years	(2.69)
5 Years	(7.33)
1 Year	(22.15)
Class R5 Shares
10 Years	(2.90)%
5 Years	(7.50)
1 Year	(22.20)
Class R6 Shares
Inception (6/28/13)	(7.12)%
5 Years	(7.25)
1 Year	(22.03)

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Alpha Fund, (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Alpha Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Alpha Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

    See current prospectus for more information.

5                         Invesco  SteelPath MLP Alpha Fund

Invesco SteelPath MLP Alpha Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2020, and is based on total net assets.
•	Unless otherwise noted, all data provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

The S&P 500 Index is a stock market index that measures the stock performance of 500 large companies listed on stock exchanges in the United States.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco  SteelPath MLP Alpha Fund

Fund Information

Portfolio Composition
By Sector	% of total net assets
Gathering & Processing	31.27%
Natural Gas Pipeline Transportation	21.44
Petroleum Pipeline Transportation	21.12
Diversified	20.48
Other Energy	5.01
Money Market Funds Plus Other Assets Less Liabilities	0.68

Top Ten Master Limited Partnership and Related Entities Holdings*

% of total net assets
Enterprise Products Partners L.P.	13.28%
MPLX L.P.	13.25
Energy Transfer L.P.	11.70
Magellan Midstream Partners L.P.	10.98
TC PipeLines L.P.	9.74
Targa Resources Corp.	8.64
Williams Cos., Inc.	7.20
Plains All American Pipeline L.P.	4.91
Western Midstream Partners L.P.	3.92
Equitrans Midstream Corp.	3.38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.
Data presented here are as of November 30, 2020.

7                         Invesco  SteelPath MLP Alpha Fund

Schedule of Investments

November 30, 2020

	Units	Value
Master Limited Partnerships And Related Entities–99.32%
Diversified–20.48%
Enterprise Products Partners L.P.	4,110,652	$79,746,649
Williams Cos., Inc.	2,059,912	43,216,954
		122,963,603

Gathering & Processing–31.27%
Equitrans Midstream Corp.	2,488,252	20,304,134
Hess Midstream L.P., Class A	694,092	12,514,479
MPLX L.P.	3,780,988	79,551,988
Targa Resources Corp.	2,206,351	51,849,248
Western Midstream Partners L.P.	1,823,102	23,518,014
		187,737,863

Natural Gas Pipeline Transportation–21.44%
Energy Transfer L.P.	11,365,173	70,236,771
TC PipeLines L.P.	1,892,745	58,485,821
		128,722,592

Other Energy–5.01%
Sunoco L.P.	107,543	2,988,620
USA Compression Partners L.P.	785,067	9,232,388
Westlake Chemical Partners L.P.	841,674	17,868,739
		30,089,747

Footnotes to Schedule of Investments

(a)	The rate shown is the 7-day SEC standardized yield as of November 30, 2020.

	Units	Value
Petroleum Pipeline Transportation–21.12%
Holly Energy Partners L.P.	809,594	$10,961,903
Magellan Midstream Partners L.P.	1,601,635	65,907,280
Phillips 66 Partners L.P.	406,072	10,915,215
Plains All American Pipeline L.P.	3,714,460	29,492,813
Plains G.P. Holdings L.P., Class A	1,197,599	9,496,960
		126,774,171
Total Master Limited Partnerships And Related Entities (Cost $641,734,958)		596,287,976

Money Market Funds–2.01%
Fidelity Treasury Portfolio, Institutional Class, 0.01% (Cost $12,026,715)(a)	12,026,715	12,026,715
TOTAL INVESTMENTS IN SECURITIES–101.33% (Cost $653,761,673)		608,314,691
OTHER ASSETS LESS LIABILITIES–(1.33)%		(7,955,491)
NET ASSETS–100%		$600,359,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco  SteelPath MLP Alpha Fund

Statement of Assets and Liabilities

November 30, 2020

Assets:
Investments in securities, at value (Cost $653,761,673)	$608,314,691
Receivable for:
Fund shares sold	384,359
Dividends	76
Prepaid state income tax	53,993
AMT credit carryforward	21,264
Other assets	56,985
Investment for trustee deferred compensation and retirement plans	110,622
Total assets	608,941,990

Liabilities:
Payable for:
Fund shares reacquired	1,463,603
Deferred tax liability, net	5,659,159
Accrued fees to affiliates	902,038
Accrued interest expense	14,738
Accrued trustees’ and officers’ fees and benefits	362
Accrued other operating expenses	432,268
Trustee deferred compensation and retirement plans	110,622
Total liabilities	8,582,790
Net assets applicable to shares outstanding	$600,359,200

Net assets consist of:
Shares of beneficial interest	$1,883,398,409
Distributable earnings (loss), net of taxes	(1,283,039,209)
$600,359,200

Net Assets:
Class A	$203,978,297
Class C	$143,085,244
Class R	$200,403
Class Y	$239,895,638
Class R5	$5,191
Class R6	$13,194,427

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	57,029,456
Class C	44,256,723
Class R	56,382
Class Y	64,157,315
Class R5	1,445
Class R6	3,500,893
Class A:
Net asset value per share	$3.58
Maximum offering price per share (net asset value of $3.58 ÷ 94.50%)	3.79
Class C:
Net asset value and offering price per share	$3.23
Class R:
Net asset value and offering price per share	$3.55
Class Y:
Net asset value and offering price per share	$3.74
Class R5:
Net asset value and offering price per share	$3.59
Class R6:
Net asset value and offering price per share	$3.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  SteelPath MLP Alpha Fund

Statement of Operations

For the year ended November 30, 2020

Investment income:
Dividends (net of return of capital distributions of $70,471,300)	$2,188,663

Expenses:
Advisory fees	8,218,739
Administrative services fees	297,481
Custodian fees	77,289
Distribution fees:
Class A	575,224
Class C	1,785,956
Class R	835
Transfer agent fees — A, C, R and Y	1,183,459
Transfer agent fees — R5	3
Transfer agent fees — R6	7,861
State income tax expense	1,274,985
Interest, facilities and maintenance fees	350,545
Registration and filing fees	247,040
Professional services fees	147,116
Trustees’ and officers’ fees and benefits	24,888
Other	48,597
Total expenses, before waivers and deferred taxes	14,240,018
Less: Expenses reimbursed	(918,267)
Net expenses, before deferred taxes	13,321,751
Net investment income (loss), before deferred taxes	(11,133,088)
Net deferred tax expense	—
Net investment income (loss), net of deferred taxes	(11,133,088)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(33,600,888))	(405,057,516)
Net deferred tax (expense)/benefit	—
Net realized gain (loss), net of deferred taxes	(405,057,516)
Change in net unrealized appreciation (depreciation) on:
Investment securities	195,124,432
Net deferred tax (expense)/benefit	(5,659,159)
Net change in net unrealized appreciation of investment securities, net of deferred taxes	189,465,273
Net realized and unrealized gain (loss), net of deferred taxes	(215,592,243)
Net increase (decrease) in net assets resulting from operations	$(226,725,331)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  SteelPath MLP Alpha Fund

Statement of Changes in Net Assets

For the years ended November 30, 2020 and 2019

	2020	2019
Operations:
Net investment income (loss), net of deferred taxes	$(11,133,088)	$(8,386,151)
Net realized gain (loss), net of deferred taxes	(405,057,516)	(3,866,999)
Change in net unrealized appreciation (depreciation), net of deferred taxes	189,465,273	(111,534,471)
Net increase (decrease) in net assets resulting from operations	(226,725,331)	(123,787,621)

Distributions to shareholders from distributable earnings:
Class A	—	(2,404,268)
Class C	—	(2,217,526)
Class R	—	(124)
Class Y	—	(4,285,375)
Class R5	—	(31)
Class R6	—	(621,862)
Total distributions from distributable earnings	—	(9,529,186)

Return of capital:
Class A	(29,859,264)	(39,888,956)
Class C	(25,115,259)	(36,790,747)
Class R	(23,077)	(2,048)
Class Y	(38,935,456)	(71,098,183)
Class R5	(742)	(520)
Class R6	(2,344,028)	(10,317,245)
Total return of capital	(96,277,826)	(158,097,699)
Total distributions	(96,277,826)	(167,626,885)

Share transactions–net:
Class A	(21,737,350)	(58,551,770)
Class C	(39,756,103)	(70,125,834)
Class R	170,125	100,046
Class Y	(180,305,984)	(322,666,637)
Class R5	—	10,000
Class R6	(17,054,087)	(89,977,443)
Net increase (decrease) in net assets resulting from share transactions	(258,683,399)	(541,211,638)
Net increase (decrease) in net assets	(581,686,556)	(832,626,144)

Net assets:
Beginning of year	1,182,045,756	2,014,671,900
End of year	$600,359,200	$1,182,045,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights

	Years Ended November 30,
Class A	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.28	$6.56	$7.35		$8.64		$8.70
Net investment income (loss)(a)	(0.06)	(0.03)	(0.09)		(0.13)		(0.10)
Return of capital(a)	0.29	0.34	0.39		0.35		0.35
Net realized and unrealized gain (loss)	(1.42)	(0.93)	(0.43)		(0.85)		0.38
Total from investment operations	(1.19)	(0.62)	(0.13)		(0.63)		0.63
Less:
Return of capital	(0.51)	(0.62)	(0.62)		—		(0.69)
Dividends from net investment income	—	(0.04)	(0.04)		(0.66)		—
Total distributions to shareholders	(0.51)	(0.66)	(0.66)		(0.66)		(0.69)
Net asset value, end of period	$3.58	$5.28	$6.56		$7.35		$8.64
Total return(b)	(22.24)%	(10.69)%	(2.33)%		(8.02)%		8.25%
Net assets, end of period (000’s omitted)	$203,978	$321,237	$459,733		$593,811		$1,023,541
Portfolio turnover rate	88%	32%	36%		37%		35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	1.87%	1.67%	1.68%		1.68%		1.75%
Expense (waivers)	(0.13)%	(0.08)%	(0.11	)%(d)	(0.12	)%(d)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(e)	1.74%	1.59%	1.57%		1.56%		1.63%
Deferred/current tax expense (benefit)(f)	0.77%	—%	0.03%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.51%	1.59%	1.60%		1.56%		1.63%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(1.57)%	(0.56)%	(1.29)%		(1.60)%		(1.37)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.44)%	(0.48)%	(1.18)%		(1.48)%		(1.25)%
Deferred tax benefit (expense)(g)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(1.44)%	(0.48)%	(1.18)%		(1.48)%		(1.25)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $227,522 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.52% 1.55%, 1.54%, 1.55%, and 1.60%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.87	$6.14	$6.97		$8.29		$8.43
Net investment income (loss)(a)	(0.08)	(0.07)	(0.14)		(0.18)		(0.16)
Return of capital(a)	0.27	0.31	0.39		0.35		0.35
Net realized and unrealized gain (loss)	(1.32)	(0.85)	(0.42)		(0.83)		0.36
Total from investment operations	(1.13)	(0.61)	(0.17)		(0.66)		0.55
Less:
Return of capital	(0.51)	(0.62)	(0.62)		—		(0.69)
Dividends from net investment income	—	(0.04)	(0.04)		(0.66)		—
Total distributions to shareholders	(0.51)	(0.66)	(0.66)		(0.66)		(0.69)
Net asset value, end of period	$3.23	$4.87	$6.14		$6.97		$8.29
Total return(b)	(22.94)%	(11.29)%	(3.06)%		(8.75)%		7.53%
Net assets, end of period (000’s omitted)	$143,085	$266,485	$407,345		$539,908		$737,299
Portfolio turnover rate	88%	32%	36%		37%		35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	2.62%	2.44%	2.46%		2.46%		2.55%
Expense (waivers)	(0.13)%	(0.08)%	(0.11	)%(d)	(0.12	)%(d)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(e)	2.49%	2.36%	2.35%		2.34%		2.43%
Deferred/current tax expense (benefit)(f)	0.77%	—%	0.03%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	3.26%	2.36%	2.38%		2.34%		2.43%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(2.32)%	1.33%	(2.07)%		(2.38)%		(2.17)%
Net of expense (waivers) and before deferred tax benefit (expense)	(2.19)%	(1.25)%	(1.96)%		(2.26)%		(2.05)%
Deferred tax benefit (expense)(g)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(2.19)%	(1.25)%	(1.96)%		(2.26)%		(2.05)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $176,468 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 2.28%, 2.32%, 2.32%, 2.33%, and 2.40%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights—(continued)

Class R	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.27	$6.80
Net investment income (loss)(b)	(0.06)	(0.02)
Return of capital(b)	0.28	0.16
Net realized and unrealized gain (loss)	(1.43)	(1.29)
Total from investment operations	(1.21)	(1.15)
Less:
Return of capital	(0.51)	(0.36)
Dividends from net investment income	—	(0.02)
Total distributions to shareholders	(0.51)	(0.38)
Net asset value, end of period	$3.55	$5.27
Total return(c)	(22.69)%	(17.44)%
Net assets, end of period (000’s omitted)	$200	$87
Portfolio turnover rate	88%	32%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	2.12%	1.93	%(h)
Expense (waivers)	(0.13)%	(0.09	)%(h)
With fee waivers and/or expense reimbursements, before taxes(e)	1.99%	1.84	%(h)
Deferred/current tax expense (benefit)(f)	0.77%	—	%(h)
With fee waivers and/or expense reimbursements, after taxes	2.76%	1.84	%(h)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(1.82)%	(0.82	)%(h)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.69)%	(0.73	)%(h)
Deferred tax benefit (expense)(g)	—%	—	%(h)
Ratio of net investment income (loss), after taxes	(1.69)%	(0.73	)%(h)

(a)	Shares commenced operations at the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $166 for the year ended November 30, 2020.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.76% and 1.80%, for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.48	$6.76	$7.53		$8.82		$8.85
Net investment income (loss)(a)	(0.05)	(0.01)	(0.07)		(0.11)		(0.08)
Return of capital(a)	0.31	0.35	0.39		0.35		0.35
Net realized and unrealized gain (loss)	(1.49)	(0.96)	(0.43)		(0.87)		0.39
Total from investment operations	(1.23)	(0.62)	(0.11)		(0.63)		0.66
Less:
Return of capital	(0.51)	(0.62)	(0.62)		—		(0.69)
Dividends from net investment income	—	(0.04)	(0.04)		(0.66)		—
Total distributions to shareholders	(0.51)	(0.66)	(0.66)		(0.66)		(0.69)
Net asset value, end of period	$3.74	$5.48	$6.76		$7.53		$8.82
Total return(b)	(22.15)%	(10.36)%	(2.00)%		(7.86)%		8.45%
Net assets, end of period (000’s omitted)	$239,896	$555,814	$1,005,677		$1,305,894		$1,477,335
Portfolio turnover rate	88%	32%	36%		37%		35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	1.62%	1.42%	1.43%		1.43%		1.48%
Expense (waivers)	(0.13)%	(0.09)%	(0.11	)%(d)	(0.12	)%(d)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(e)	1.49%	1.33%	1.32%		1.31%		1.36%
Deferred/current tax expense (benefit)(f)	0.77%	—%	0.03%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.26%	1.33%	1.35%		1.31%		1.36%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(1.32)%	(0.31)%	(1.04)%		(1.35)%		(1.10)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.19)%	(0.22)%	(0.93)%		(1.23)%		(0.98)%
Deferred tax benefit (expense)(g)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(1.19)%	(0.22)%	(0.93)%		(1.23)%		(0.98)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $314,369 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.27%, 1.29%, 1.29%, 1.30%, and 1.33%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights—(continued)

Class R5	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.29	$6.80
Net investment income (loss)(b)	(0.05)	(0.01)
Return of capital(b)	0.29	0.17
Net realized and unrealized gain (loss)	(1.43)	(1.29)
Total from investment operations	(1.19)	(1.13)
Less:
Return of capital	(0.51)	(0.36)
Dividends from net investment income	—	(0.02)
Total distributions to shareholders	(0.51)	(0.38)
Net asset value, end of period	$3.59	$5.29
Total return(c)	(22.20)%	(17.13)%
Net assets, end of period (000’s omitted)	$5	$8
Portfolio turnover rate	88%	32%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.49%	1.30	%(h)
Expense (waivers)	(0.01)%	—	%(h)
With fee waivers and/or expense reimbursements, before taxes(e)	1.48%	1.30	%(h)
Deferred/current tax expense (benefit)(f)	0.77%	—	%(h)
With fee waivers and/or expense reimbursements, after taxes	2.25%	1.30	%(h)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(1.19)%	(0.19	)%(h)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.18)%	(0.19	)%(h)
Deferred tax benefit (expense)(g)	—%	—	%(h)
Ratio of net investment income (loss), after taxes	(1.18)%	(0.19	)%(h)

(a)	Shares commenced operations at the close of business on May 24, 2019.
(b)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $6 for the year ended November 30, 2020.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.26% and 1.26%, for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  SteelPath MLP Alpha Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2020	2019	2018*	2017*	2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.51	$6.80	$7.58	$8.85	$8.86
Net investment income (loss)(a)	(0.05)	(0.01)	(0.07)	(0.10)	(0.07)
Return of capital(a)	0.32	0.36	0.39	0.35	0.35
Net realized and unrealized gain (loss)	(1.50)	(0.98)	(0.44)	(0.86)	0.40
Total from investment operations	(1.23)	(0.63)	(0.12)	(0.61)	0.68
Less:
Return of capital	(0.51)	(0.62)	(0.62)	—	(0.69)
Dividends from net investment income	—	(0.04)	(0.04)	(0.66)	—
Total distributions to shareholders	(0.51)	(0.66)	(0.66)	(0.66)	(0.69)
Net asset value, end of period	$3.77	$5.51	$6.80	$7.58	$8.85
Total return(b)	(22.03)%	(10.45)%	(2.11)%	(7.59)%	8.68%
Net assets, end of period (000’s omitted)	$13,194	$38,414	$141,917	$140,475	$94,845
Portfolio turnover rate	88%	32%	36%	37%	35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	1.49%	1.27%	1.25%	1.23%	1.25%
Expense (waivers)	(0.06)%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, before taxes(d)	1.43%	1.27%	1.25%	1.23%	1.25%
Deferred/current tax expense (benefit)(e)	0.77%	—%	0.03%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	2.20%	1.27%	1.28%	1.23%	1.25%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(1.19)%	(0.16)%	(0.86)%	(1.15)%	(0.87)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.13)%	(0.16)%	(0.86)%	(1.15)%	(0.87)%
Deferred tax benefit (expense)(f)	—%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(1.13)%	(0.16)%	(0.86)%	(1.15)%	(0.87)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $19,724 for the year ended November 30, 2020.
(d)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.21%, 1.23%, 1.22%, 1.22%, and 1.22%, for the years ended November 30, 2020, 2019, 2018, 2017,and 2016, respectively.

(e)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(f)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  SteelPath MLP Alpha Fund

Notes to Financial Statements

November 30, 2020

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Alpha Fund, formerly Invesco Oppenheimer Steelpath MLP Alpha Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

18                         Invesco  SteelPath MLP Alpha Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships — The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

19                         Invesco  SteelPath MLP Alpha Fund

G.

Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2020, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.5 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2020:

Current tax (expense) benefit
Federal	$-
State	-
Total current tax (expense) benefit	$-

Deferred tax (expense) benefit
Federal	$47,207,190
State	4,157,257
Valuation allowance	(57,023,606)
Total deferred tax (expense) benefit	$(5,659,159)

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	46,423,896	21.00%
State income taxes net of federal benefit	3,315,992	1.50%
Effect of state tax rate change	849,083	0.38%
Effect of permanent differences	402,401	0.18%
Return to provision adjustments	373,075	0.17%
Change in valuation allowance	(57,023,606)	(25.79)%
Total income tax (expense) benefit	(5,659,159)	(2.56)%

For the year ended November 30, 2020 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of (2.56)% differed from the combined federal and state statutory tax rate of 22.50% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2020, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes were considered by the Fund in assessing the recoverability of its deferred tax assets. For instance, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law. Prior to signing into law, the carryforward ability of net operating losses for tax years beginning after December 31, 2017 was governed by the Tax Cuts and Jobs Act (“TCJA”). The TCJA established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 30, 2022 and beyond. In addition, the CARES Act revised the TCJA language regarding carryforward periods from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017”. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be fully realized. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the year ended November 30, 2020.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related

20                         Invesco  SteelPath MLP Alpha Fund

guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) — Federal	$5,213,485
Net operating loss carryforward (tax basis) — State	3,855,686
Net unrealized losses on investment securities (tax basis)	14,049,682
Excess business interest expense carryforward	208,659
Capital loss carryforward (tax basis)	211,815,691
Book to tax differences — Income recognized from MLPs	6,417,055
Valuation allowance	(241,560,258)
Total deferred tax asset	—

Deferred tax liabilities:
Unrealized ordinary gains on investment securities (tax basis)	$(5,659,159)
Total deferred tax liability	(5,659,159)
Total net deferred tax asset (liability)	$(5,659,159)

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2020, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2020, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2036	$24,826,118
Total expiring net operating loss carryforwards	24,826,118
Total non-expiring net operating loss carryforwards	$—
Total net operating loss carryforwards	$24,826,118

During the year ended November 30, 2020, the Fund estimates that it will utilize $199,198,786 of net operating loss carryforward.

At November 30, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$406,293,272
11/30/2023	68,065,020
11/30/2024	76,122,169
11/30/2025	390,922,608
Total	$941,403,069

At November 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$671,673,336
Gross Unrealized Appreciation	$69,051,413
Gross Unrealized Depreciation	(132,410,058)
Net Unrealized Appreciation (Depreciation) on Investments	$(63,358,645)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency

21                         Invesco  SteelPath MLP Alpha Fund

fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

J.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.10%
Next $2 billion	1.08%
Over $5 billion	1.05%

For the year ended November 30, 2020, the effective advisory fee rate incurred by the Fund was 1.10%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.24% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended November 30, 2020, the Adviser contractually reimbursed class level expenses of $289,036 for Class A, $222,487 for Class C, $221 for Class R, $394,315 for Class Y, $1 for Class R5, and $12,207 for Class R6.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to

22                         Invesco  SteelPath MLP Alpha Fund

the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2020, IDI advised the Fund that IDI retained $54,086 in front-end sales commissions from the sale of Class A shares and $8,798 and $21,849 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the year ended November 30, 2020 the Fund engaged in transactions with affiliates as listed: Securities purchases of $38,647,588 and securities sales of $51,488,780, which resulted in net realized gains (losses) of ($33,600,888).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 30, 2020, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $500 million, collectively by certain Funds, and which will expire on September 29, 2021. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. Prior to September 30, 2020, the revolving credit and security agreement was for $700 million.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To

23                         Invesco  SteelPath MLP Alpha Fund

compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2020 was $641,303,229 and $940,148,332 respectively.

NOTE 8—Share Information

	Summary of Share Activity
	Years ended November 30,
	2020(a)		2019(b)
	Shares	Amount	Shares	Amount
Sold:
Class A	14,094,006	$55,143,043	11,539,640	$75,272,704
Class C	7,464,172	28,632,964	7,483,501	44,854,911
Class R	46,484	195,039	16,380	99,160
Class Y	43,596,456	174,525,998	49,264,266	329,291,920
Class R5	—	—	1,445	10,000
Class R6	4,081,058	19,076,761	7,134,865	49,096,885

Issued as reinvestment of dividends:
Class A	5,190,265	19,382,465	6,353,148	41,099,361
Class C	4,711,517	16,216,794	6,427,189	38,699,709
Class R	6,288	22,335	285	1,620
Class Y	6,344,202	25,066,557	11,085,410	74,315,380
Class R5	—	—	—	—
Class R6	541,176	2,183,480	1,585,073	10,868,622

Automatic conversion of Class C shares to Class A shares:
Class A	1,390,689	4,821,215	—	—
Class C	(1,526,549)	(4,821,215)	—	—

Reacquired:
Class A	(24,497,139)	(101,084,073)	(27,172,586)	(174,923,835)
Class C	(21,111,149)	(79,784,646)	(25,528,806)	(153,680,454)
Class R	(12,932)	(47,249)	(123)	(734)
Class Y	(87,289,230)	(379,898,539)	(107,620,800)	(726,273,937)
Class R5	—	—	—	—
Class R6	(8,093,050)	(38,314,328)	(22,632,763)	(149,942,950)
Net increase (decrease) in share activity	(55,063,736)	$(258,683,399)	(82,063,876)	$(541,211,638)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared the COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

24                         Invesco  SteelPath MLP Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco SteelPath MLP Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Alpha Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2020 and the year ended November 30, 2019 for Class A, Class C, Class Y and Class R6.

For the year ended November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5.

The financial statements of Invesco SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

January 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco  SteelPath MLP Alpha Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (11/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (11/30/20)	Expenses Paid During Period[2]
CLASS A	$1,000.00	$1,015.00	$9.87	$1,015.20	$9.87	1.96%
CLASS C	1,000.00	1,007.40	13.60	1,011.50	13.63	2.71
CLASS R	1,000.00	1,009.50	11.10	1,014.00	11.13	2.21
CLASS Y	1,000.00	1,014.40	8.61	1,016.50	8.62	1.71
CLASS R5	1,000.00	1,012.20	8.55	1,016.50	8.57	1.70
CLASS R6	1,000.00	1,014.30	8.31	1,016.80	8.32	1.65

[1].

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2020 through November 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2].	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

26                         Invesco  SteelPath MLP Alpha Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Alpha Fund’s (formerly, Invesco Oppenheimer SteelPath MLP Alpha Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with the Transaction

27                         Invesco  SteelPath MLP Alpha Fund

and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that overweight exposure to certain midstream companies detracted from relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated

Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a

result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds ) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			196	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson — 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	196	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	196	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	196	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	196	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	196	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	196	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	196	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	196	None

T-2                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			196	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department ofTreasury	196	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation(semiconductor manufacturing)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP; Federal Reserve Bank of Dallas	196	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	196	None
Daniel S. Vandivort — 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	196	None
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	196	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-3                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                         Invesco  SteelPath MLP Alpha Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President — Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

T-6                         Invesco  SteelPath MLP Alpha Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
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•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                     O-SPMA-AR-1

Annual Report to Shareholders	November 30, 2020

Invesco SteelPath MLP Alpha Plus Fund
Effective September 30, 2020, Invesco Oppenheimer SteelPath MLP Alpha Plus Fund was renamed to Invesco SteelPath MLP Alpha Plus Fund.
Nasdaq:
Class: A (MLPLX) ∎ C: (MLPMX) ∎ R: (SPMJX) ∎ Y: (MLPNX) ∎ R5: (SPMPX) ∎ R6: (OSPPX)

2	Management’s Discussion
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
9	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Fund Performance Discussion

Invesco SteelPath MLP Alpha Plus Fund Class A shares (without sales charge) produced a total return of -36.31% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of 24.50%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 17.46%.

During the reporting period the energy markets were roiled by a brief market share battle between Saudi Arabia and Russia and the much more impactful effort to contain the spread of COVID-19, which disrupted global demand for petroleum products to an unprecedented degree. As a result, the energy sector experienced a period of extremely weak commodity pricing resulting in widespread production curtailments and credit market disfunction.

In reaction, a number of midstream operators aggressively cut operating costs and capital spending plans as well as lowering dividend or distribution payouts to improve free cash flows. As the extreme demand reaction to COVID-19 efforts began to wane, commodity pricing strengthened, and shut-in wells have largely returned to service.

We believe that as societal and business activities resume in coming quarters, demand for petroleum products will continue to normalize further aiding energy and midstream operating performance. Further, we believe much of the cost reduction and capital spending rationalization achieved over this period will prove sustainable. As a result, we expect many midstream companies to generate substantial free cash flow that can be deployed to further reduce balance sheet debt or be returned to equity investors through buybacks or distributions.

Over the reporting period, we estimate approximately $2 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $5 billion that was raised over the 12-month reporting period ended November 30, 2019 and $14 billion from the year prior. Midstream companies raised approximately $30 billion of debt capital during the period.2 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $45.34 per barrel, down 18% over the period, while global crude prices, as measured by Brent crude oil, traded 24% lower over the reporting period.1 Notably, during the reporting period headline crude oil prices briefly traded at negative levels as high storage utilization left some market participants without available storage capacity to take delivery of physical barrels at the expiration of the futures contract.

Henry Hub natural gas prices exited November at $2.86 per million British thermal units (“mmbtu”), up 16% over the reporting period, reflecting expectations of an improving supply and demand dynamic due to lower natural gas production growth associated with oil-directed drilling. Regional price differentials in most basins were relatively subdued over the period, however relative pricing improved in the Permian basin where oil-directed drilling, which also produces natural gas, was down substantially over the period, thereby easing natural gas pipeline congestion. Conversely, natural gas pricing in Appalachia began to weaken again as basin production approached available takeaway capacity.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $21.60 per barrel, a 9% decline over the reporting period but more than double the intra-period, COVID-impacted, low. Pricing for NGL purity products were mixed, with ethane and propane trading up over the period while pricing for butane, isobutane, and natural gasoline declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.26 per gallon, down 25% over the reporting period.1 Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve steepened over the reporting period as short-term rates declined more than the yields on longer-dated maturities. The ten-year Treasury yield declined by 94 basis points to end the period at 0.84%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 231 basis points to 10.58%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of -6.56% (as measured by the Dow Jones Equity REIT Total Return Index) and 4.56% (as measured by the Dow Jones

Utility Average Index), respectively, as compared to the AMZ’s -24.50% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

Subsector Review

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants in the Other subsector, which includes fuel distribution companies, provided the best performance over the period, as fuel margins expanded to more than offset the declines in volumes associated with COVID-related reduced economic activity. The Natural Gas Pipeline subsector also outperformed, supported by robust natural gas export volumes and improving natural gas pricing sentiment.

The Diversified subsector experienced the weakest performance over the reporting period as some subsector participants reduced their distribution payouts during the reporting period, and as market participants dialed-back their growth expectations for some subsector participants. On average the Marine subsector also lagged due to idiosyncratic factors with multiple subsector members, and as shipping activity slowed amidst the COVID-induced economic activity slowdown.

Fund Review

Key contributors to the Invesco SteelPath MLP Alpha Plus Fund were MPLX L.P. (NYSE: MPLX) and Hess Midstream L.P. (NYSE: HESM).

MPLX outperformed over the period after reporting better than expected financial results and after its sponsor, Marathon Petroleum (NYSE: MPC), announced a large asset sale that is expected to aid balance sheet strength. MPLX holds an attractive, diversified portfolio of midstream energy infrastructure and logistics assets that include a network of crude oil and refined product pipelines and terminals, an inland marine business, crude oil and natural gas gathering systems and pipelines, as well as natural gas and NGL processing and fractionation facilities.

HESM outperformed over the period as market participants appeared to reward the partnership’s strong contract structure, and as Bakken volumes proved more resilient than the more dire expectations exhibited by some during the COVID doldrums. HESM provides oil, natural gas, and water midstream services primarily in the Bakken oil play in North Dakota. The partnership’s portfolio of fee-based contracts includes volume protection and annual pricing adjustments to protect cash flows and maintain targeted returns on capital.

2                         Invesco  SteelPath MLP Alpha Plus Fund

Key detractors from the Invesco SteelPath MLP Alpha Plus Fund were Energy Transfer L.P. (NYSE: ET) and Targa Resources Corp. (NYSE: TRGP).

ET underperformed over the period as investor concerns focused on a potential shutdown of the Dakota Access pipeline after an adverse District Court ruling. ET has appealed the ruling and hearings are scheduled in December.3 Despite the selloff during the period, we believe ET is well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

TRGP underperformed over the period despite reporting better than expected financial results, raising guidance, and as commodity prices and processing economics improved. TRGP increased its cash flow guidance for 2020, while also reducing capital spending expectations and announcing a $500 million share repurchase program. Despite continued demand disruptions caused by COVID-19, TRGP operates a well-positioned and diversified portfolio of integrated midstream assets focused in the Permian basin and Gulf Coast region.

Separately, the Fund also obtains leverage through borrowing, which had a negative impact on performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowing, there will be the potential for greater gains and the risk of magnified losses.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2020. See Note 1 of the Notes to Financial Statements for more information.

In 2020, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset value per share (“NAV”) upon which shareholders transacted had not been properly accounted for during the period that included days from December 1, 2014 through March 6, 2020 (the “overstatement period”). That determination resulted in the correction of the Fund’s NAV during certain days of the overstatement period.

Invesco has developed a remediation plan that will result in payments by Invesco to shareholders negatively impacted by the overstatement of the NAV during the overstatement period, and Invesco has engaged a third-party firm to assist with its implementation. Invesco currently anticipates that distributions to impacted shareholders will occur sometime in the latter half of 2021.

Outlook

Despite the ongoing headwinds presented by COVID-containment efforts, we believe the midstream sector remains well-positioned to weather the storm. Notably, most sector participants entered this challenging period with stronger balance sheets and lower capital spending obligations and better distribution coverage metrics than the last commodity cycles. In general, we believe that sector valuations are attractive in absolute terms and relative to historic ranges, and sector yields are substantially higher than other yielding-equity classes.

[1]	Source: Bloomberg L.P.
[2]	Source: Wells Fargo Advisors
[3]	Source: Energy Transfer L.P.

Portfolio managers:

Stuart Cartner

Brian Watson

3                         Invesco  SteelPath MLP Alpha Plus Fund

Your Fund’s Long-Term Performance

Source 1: RIMES Technologies Corp.

Source 2: FactSet Research Systems Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.

Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco  SteelPath MLP Alpha Plus Fund

Average Annual Total Returns
As of 11/30/2020, including maximum applicable sales charge
Class A Shares
Inception (2/6/12)	(8.82)%
5 Years	(13.52)
1 Year	(39.83)
Class C Shares
Inception (5/22/12)	(8.74)%
5 Years	(13.14)
1 Year	(37.12)
Class R Shares
Inception (5/24/19)	(8.41)%
5 Years	(12.66)
1 Year	(36.09)
Class Y Shares
Inception (12/30/11)	(7.76)%
5 Years	(12.32)
1 Year	(36.19)
Class R5 Shares
Inception (5/24/19)	(8.18)%
5 Years	(12.45)
1 Year	(36.20)
Class R6 Shares
Inception (6/28/13)	(12.19)%
5 Years	(12.22)
1 Year	(36.09)

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Alpha Plus Fund, (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Alpha Plus Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Alpha Plus Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduc- tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

    See current prospectus for more information.

5                         Invesco  SteelPath MLP Alpha Plus Fund

Invesco SteelPath MLP Alpha Plus Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2020, and is based on total net assets.
•	Unless otherwise noted, all data provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

The S&P 500 index is a stock market index that measures the stock performance of 500 large companies listed on stock exchanges in the United States.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco  SteelPath MLP Alpha Plus Fund

Fund Information

Portfolio Composition

By Sector	% of total investments
Gathering & Processing	31.52%
Natural Gas Pipeline Transportation	21.59
Petroleum Pipeline Transportation	21.31
Diversified	20.63
Other Energy	4.95

Top Ten Master Limited Partnership and Related Entities Holdings*

% of total net assets
MPLX L.P.	17.75%
Enterprise Products Partners L.P.	17.73
Energy Transfer L.P.	15.71
Magellan Midstream Partners L.P.	14.72
TC PipeLines L.P.	12.94
Targa Resources Corp.	11.52
Williams Cos., Inc.	9.65
Plains All American Pipeline L.P.	6.58
Western Midstream Partners L.P.	5.24
Equitrans Midstream Corp.	4.55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of November 30, 2020.

7                         Invesco  SteelPath MLP Alpha Plus Fund

Schedule of Investments

November 30, 2020

	Units	Value
Master Limited Partnerships And Related Entities–132.69%
Diversified–27.37%
Enterprise Products Partners L.P.(a)	752,843	$14,605,154
Williams Cos., Inc.(a)	378,878	7,948,860
		22,554,014

Gathering & Processing–41.82%
Equitrans Midstream Corp.(a)	459,646	3,750,713
Hess Midstream L.P., Class A(a)	126,309	2,277,351
MPLX L.P.(a)	695,074	14,624,357
Targa Resources Corp.(a)	403,764	9,488,454
Western Midstream Partners L.P.(a)	334,994	4,321,424
		34,462,299

Natural Gas Pipeline Transportation–28.64%
Energy Transfer L.P.(a)	2,094,413	12,943,474
TC PipeLines L.P.(a)	344,933	10,658,430
		23,601,904

Other Energy–6.57%
Sunoco L.P.(a)	19,667	546,546
USA Compression Partners L.P.(a)	144,271	1,696,627
Westlake Chemical Partners L.P.(a)	149,358	3,170,870
		5,414,043

	Units	Value
Petroleum Pipeline Transportation–28.29%
Holly Energy Partners L.P.(a)	148,560	$2,011,502
Magellan Midstream Partners L.P.(a)	294,683	12,126,206
Phillips 66 Partners L.P.(a)	74,231	1,995,329
Plains All American Pipeline L.P.(a)	682,583	5,419,709
Plains G.P. Holdings L.P., Class A(a)	221,056	1,752,974
		23,305,720
Total Master Limited Partnerships And Related Entities (Cost $105,760,558)		109,337,980

Money Market Funds–0.01%
Fidelity Treasury Portfolio, Institutional Class, 0.01% (Cost $7,363)(b)	7,363	7,363
TOTAL INVESTMENTS IN SECURITIES—132.70% (Cost $105,767,921)		109,345,343
OTHER ASSETS LESS LIABILITIES—0.06%		52,739
BORROWINGS—(32.76)%		(27,000,000)
NET ASSETS—100%		$82,398,082

Footnotes to Schedule of Investments

(a)

As of November 30, 2020, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $62,752,870 as of November 30, 2020. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6.

(b)	The rate shown is the 7-day SEC standardized yield as of November 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco  SteelPath MLP Alpha Plus Fund

Statement of Assets and Liabilities

November 30, 2020

Assets:
Investments in securities, at value (cost $105,767,921)	$109,345,343
Cash	278,820
Receivables for:
Dividends	19
Fund shares sold	95,448
Investment for trustee deferred compensation and retirement plans	18,656
AMT credit carryforward	5,844
Prepaid state income tax	5,978
Other Assets	86,786
Total assets	109,836,894

Liabilities:
Payables for:
Borrowings	27,000,000
Dividends	23,730
Fund shares reacquired	115,150
Accrued fees to affiliates	59,240
Accrued interest expense	35,994
Accrued trustees’ and officers’ fees and benefits	148
Accrued other operating expenses	185,894
Trustee deferred compensation and retirement plans	18,656
Total liabilities	27,438,812
Net Assets applicable to shares outstanding	$82,398,082

Net Assets consist of:
Shares of beneficial interest	$285,318,903
Distributable earnings (loss), net of taxes	(202,920,821)
$82,398,082

Net Assets:
Class A	$31,002,369
Class C	$23,236,279
Class R	$158,882
Class Y	$27,930,343
Class R5	$3,573
Class R6	$66,636

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,876,667
Class C	13,276,042
Class R	81,629
Class Y	13,737,116
Class R5	1,818
Class R6	32,281
Class A:
Net asset value per share	$1.95
Maximum offering price per share (net asset value of $1.95 ÷ 94.50%)	$2.06
Class C:
Net asset value and offering price per share	$1.75
Class R:
Net asset value and offering price per share	$1.95
Class Y:
Net asset value and offering price per share	$2.03
Class R5:
Net asset value and offering price per share	$1.97
Class R6:
Net asset value and offering price per share	$2.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  SteelPath MLP Alpha Plus Fund

Statement of Operations

For the year ended November 30, 2020

Investment Income:
Dividends (net of return of capital distributions of $11,456,782)	$309,138

Expenses:
Advisory fees:	1,140,539
Administrative services fees	69,270
Custodian fees	9,225
Distribution fees:
Class A	88,398
Class C	234,776
Class R	404
Transfer agent fees — A, C, R and Y	156,056
Transfer agent fees — R5	4
Transfer agent fees — R6	141
Trustees’ and officers’ fees and benefits	18,183
Registration and filing fees	211,443
Professional services fees	150,757
State income tax expense	68,561
Other	15,254
Total expenses, before waivers, interest, facilities and maintenance fees, and deferred taxes	2,163,011
Interest, facilities and maintenance fees	931,610
Net expenses, before waivers and deferred taxes	3,094,621
Less: Fees waived and expenses reimbursed	(543,680)
Net expenses, before deferred taxes	2,550,941
Net investment income (loss), before deferred taxes	(2,241,803)
Net deferred tax expense	—
Net investment income (loss), net of deferred taxes	(2,241,803)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(4,788,934))	(95,298,780)
Net deferred tax (expense) benefit	—
Net realized gain (loss), net of deferred taxes	(95,298,780)
Change in net unrealized appreciation of:
Investment securities	48,522,375
Net deferred tax (expense) benefit	—
Net change in unrealized appreciation of investment securities, net of deferred taxes	48,522,375
Net realized and unrealized gain (loss), net of deferred taxes	(46,776,405)
Net increase (decrease) in net assets resulting from operations	$(49,018,208)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  SteelPath MLP Alpha Plus Fund

Statement of Changes in Net Assets

For the years ended November 30, 2020 and 2019

	2020	2019
Operations:
Net investment income (loss), net of deferred taxes	$(2,241,803)	$(2,586,392)
Net realized gain (loss), net of deferred taxes	(95,298,780)	7,124,897
Change in unrealized appreciation (depreciation), net of deferred taxes	48,522,375	(25,959,019)
Net increase (decrease) in net assets resulting from operations	(49,018,208)	(21,420,514)

Distribution to shareholders from distributable earnings:
Class A	—	(2,673,093)
Class C	—	(2,019,447)
Class R	—	(230)
Class Y	—	(2,440,927)
Class R5	—	(230)
Class R6	—	(22,628)
Total distributions from distributable earnings	—	(7,156,555)

Return of Capital:
Class A	(6,701,132)	(5,430,371)
Class C	(5,011,310)	(4,102,494)
Class R	(14,876)	(467)
Class Y	(6,044,286)	(4,958,728)
Class R5	(824)	(467)
Class R6	(23,195)	(45,970)
Total return of capital	(17,795,623)	(14,538,497)
Total distributions	(17,795,623)	(21,695,052)

Share transactions-net:
Class A	15,841,060	1,230,582
Class C	17,897,825	(10,981,646)
Class R	143,719	10,000
Class Y	7,009,702	(5,329,275)
Class R5	—	10,000
Class R6	(145,024)	(384,171)
Net increase (decrease) in net assets resulting from share transactions	40,747,282	(15,444,510)
Net increase (decrease) in net assets	(26,066,549)	(58,560,076)

Net Assets:
Beginning of year	108,464,631	167,024,707
End of year	$82,398,082	$108,464,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  SteelPath MLP Alpha Plus Fund

Statement of Cash Flows

For the year ended November 30, 2020

Cash provided by operating activities:
Net decrease in net assets resulting from operations	$(49,018,208)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases investments	(172,981,768)
Proceeds from sales of investments investments	177,765,897
Distributions from Master Limited Partnerships	11,456,782
Decrease in receivable AMT credit carryforward	211,075
Decrease in receivable prepaid taxes	4,246
Decrease in receivables and other assets	148,052
Decrease in accrued expenses and other payables	(147,945)
Net realized loss on investment securities	95,298,780
Net change in unrealized appreciation on investment securities	(48,522,375)
Net cash provided by operating activities	14,214,536

Cash provided by (used in) financing activities:
Proceeds from shares of beneficial interest sold	81,068,663
Disbursements from shares of beneficial interest reacquired	(53,292,897)
Dividends paid to shareholders from distributable earnings	(5,581,417)
Proceeds from borrowing	32,500,000
Repayments on borrowing	(53,500,000)
Payments to custodian for bank overdraft	(15,297,842)
Net cash provided by (used in) financing activities	(14,103,493)
Net increase in cash and cash equivalents	111,043
Cash and cash equivalents at beginning of period	175,140
Cash and cash equivalents at end of period	286,183

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$12,230,820

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$509,852
Cash paid during the period for Taxes	67,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights

	Years Ended November 30,
Class A	2020		2019		2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.77		$5.04		$5.90		$7.26		$7.31
Net investment income (loss)(a)	(0.05)		(0.07)		(0.15)		(0.18)		(0.14)
Return of capital(a)	0.23		0.35		0.43		0.40		0.39
Net realized and unrealized gains (losses)	(1.55)		(0.89)		(0.48)		(0.92)		0.36
Total from investment operations	(1.37)		(0.61)		(0.20)		(0.70)		0.61
Less:
Return of capital	(0.45)		(0.44)		(0.66)		(0.35)		(0.66)
Dividends from net investment income	—		(0.22)		—		(0.31)		—
Total distributions to shareholders	(0.45)		(0.66)		(0.66)		(0.66)		(0.66)
Net asset value, end of period	$1.95		$3.77		$5.04		$5.90		$7.26
Total return(b)	(36.31)%		(14.18)%		(4.29)%		(10.84)%		9.80%
Net assets, end of period (000’s omitted)	$31,002		$42,952		$58,889		$72,455		$117,536
Portfolio turnover rate	148%		52%		44%		46%		45%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	3.36%		3.28%		3.10%		2.57%		2.64%
Expense (waivers)	(0.63	)%(d)	(0.26	)%(d)	(0.02	)%(d),(e)	(0.01	)%(e)	-%
With fee waiver and/or expense reimbursement, before taxes(f)	2.73%		3.02%		3.08%		2.56%		2.64%
Deferred tax expense (benefit)(g)	—%		—%		0.01%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.73%		3.02%		3.09%		2.56%		2.64%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss) before taxes	(3.01)%		(1.76)%		(2.57)%		(2.45)%		(2.16)%
Net of expense (waivers) and before deferred tax benefit (expense)	(2.38)%		(1.50)%		(2.55)%		(2.44)%		(2.16)%
Deferred tax benefit (expense)(h)	—%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(2.38)%		(1.50)%		(2.55)%		(2.44)%		(2.16)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $34,648 for the year ended November 30, 2020.
(d)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.61%, 1.70%, 1.97%, 1.95% and 2.06%, for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2020		2019		2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.47		$4.72		$5.61		$6.99		$7.11
Net investment income (loss)(a)	(0.06)		(0.10)		(0.19)		(0.22)		(0.19)
Return of capital(a)	0.21		0.33		0.43		0.40		0.39
Net realized and unrealized gains (losses)	(1.42)		(0.82)		(0.47)		(0.90)		0.34
Total from investment operations	(1.27)		(0.59)		(0.23)		(0.72)		0.54
Less:
Return of capital	(0.45)		(0.44)		(0.66)		(0.35)		(0.66)
Dividends from net investment income	—		(0.22)		—		(0.31)		—
Total distributions to shareholders	(0.45)		(0.66)		(0.66)		(0.66)		(0.66)
Net asset value, end of period	$1.75		$3.47		$4.72		$5.61		$6.99
Total return(b)	(36.61)%		(14.77)%		(5.10)%		(11.57)%		9.06%
Net assets, end of period (000’s omitted)	$23,236		$23,037		$44,352		$42,115		$46,502
Portfolio turnover rate	148%		52%		44%		46%		45%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	4.12%		4.07%		3.89%		3.39%		3.46%
Expense (waivers)	(0.61	)%(d)	(0.26	)%(d)	(0.02	)%(d),(e)	(0.01	)%(e)	—%
With fee waiver and/or expense reimbursement, before taxes(f)	3.51%		3.81%		3.87%		3.38%		3.46%
Deferred tax expense (benefit)(g)	—%		—%		0.01%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	3.51%		3.81%		3.88%		3.38%		3.46%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss) before taxes	(3.77)%		(2.56)%		(3.36)%		(3.27)%		(2.98)%
Net of expense (waivers) and before deferred tax benefit (expense)	(3.16)%		(2.30)%		(3.34)%		(3.26)%		(2.98)%
Deferred tax benefit (expense)(h)	—%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(3.16)%		(2.30)%		(3.34)%		(3.26)%		(2.98)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $23,043 for the year ended November 30, 2020.
(d)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 2.39%, 2.49%, 2.77%, 2.77% and 2.88%, for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

Class R	Year Ended November 30, 2020		Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.76		$5.31
Net investment income (loss)(b)	(0.05)		(0.04)
Return of capital(b)	0.19		0.17
Net realized and unrealized gains (losses)	(1.50)		(1.30)
Total from investment operations	(1.36)		(1.17)
Less:
Return of capital	(0.45)		(0.25)
Dividends from net investment income	—		(0.13)
Total distributions to shareholders	(0.45)		(0.38)
Net asset value, end of period	$1.95		$3.76
Total return(c)	(36.09)%		(22.96)%
Net assets, end of period (000’s omitted)	$159		$7
Portfolio turnover rate	148%		52%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	3.56%		3.54	%(e)
Expense (waivers)	(0.63	)%(f)	(0.26	)%(e),(f)
With fee waiver and/or expense reimbursement, before taxes(g)	2.93%		3.28	%(e)
Deferred tax expense (benefit)(h)	—%		—	%(e)
With fee waivers and/or expense reimbursements, after taxes	2.93%		3.28	%(e)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss) before taxes	(3.21)%		(2.02	)%(e)
Net of expense (waivers) and before deferred tax benefit (expense)	(2.58)%		(1.76	)%(e)
Deferred tax benefit (expense)(i)	—%		—	%(e)
Ratio of net investment income (loss), after taxes	(2.58)%		(1.76	)%(e)

(a)	Shares commenced operations at the close of business May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $81 for the year ended November 30, 2020.
(e)	Annualized for less than full period.
(f)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(g)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.81% and 1.96%, for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(h)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(i)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2020		2019		2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.88		$5.15		$6.02		$7.38		$7.40
Net investment income (loss)(a)	(0.05)		(0.06)		(0.14)		(0.16)		(0.13)
Return of capital(a)	0.24		0.36		0.43		0.40		0.39
Net realized and unrealized gains (losses)	(1.59)		(0.91)		(0.50)		(0.94)		0.38
Total from investment operations	(1.40)		(0.61)		(0.21)		(0.70)		0.64
Less:
Return of capital	(0.45)		(0.44)		(0.66)		(0.35)		(0.66)
Dividends from net investment income	—		(0.22)		—		(0.31)		—
Total distributions to shareholders	(0.45)		(0.66)		(0.66)		(0.66)		(0.66)
Net asset value, end of period	$2.03		$3.88		$5.15		$6.02		$7.38
Total return(b)	(36.03)%		(13.89)%		(4.39)%		(10.65)%		10.10%
Net assets, end of period (000’s omitted)	$27,930		$42,164		$63,044		$80,663		$72,258
Portfolio turnover rate	148%		52%		44%		46%		45%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	3.10%		3.02%		2.84%		2.34%		2.37%
Expense (waivers)	(0.59	)%(d)	(0.26	)%(d)	(0.02	)%(d),(e)	(0.01	)%(e)	—%
With fee waiver and/or expense reimbursement, before taxes(f)	2.51%		2.76%		2.82%		2.33%		2.37%
Deferred tax expense (benefit)(g)	—%		—%		0.01%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.51%		2.76%		2.83%		2.33%		2.37%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss) before taxes	(2.75)%		(1.50)%		(2.31)%		(2.22)%		(1.89)%
Net of expense (waivers) and before deferred tax expense (benefit)	(2.16)%		(1.24)%		(2.29)%		(2.21)%		(1.89)%
Deferred tax benefit (expense)(h)	—%		—%		—%		—%		—%
Ratio of net investment income (loss), after taxes	(2.16)%		(1.24)%		(2.29)%		(2.21)%		(1.89)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $31,533 for the year ended November 30, 2020.
(d)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.39%, 1.44%, 1.71%, 1.72% and 1.79%, for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

Class R5	Year Ended November 30, 2020		Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.78		$5.31
Net investment income (loss)(b)	(0.05)		(0.03)
Return of capital(b)	0.24		0.17
Net realized and unrealized gains (losses)	(1.55)		(1.29)
Total from investment operations	(1.36)		(1.15)
Less:
Return of capital	(0.45)		(0.25)
Dividends from net investment income	—		(0.13)
Total distributions to shareholders	(0.45)		(0.38)
Net asset value, end of period	$1.97		$3.78
Total return(c)	(35.87)%		(22.55)%
Net assets, end of period (000’s omitted)	$4		$7
Portfolio turnover rate	148%		52%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	3.03%		2.94	%(e)
Expense (waivers)	(0.62	)%(f)	(0.26	)%(e),(f)
With fee waiver and/or expense reimbursement, before taxes(g)	2.41%		2.68	%(e)
Deferred tax expense (benefit)(h)	—%		—	%(e)
With fee waivers and/or expense reimbursements, after taxes	2.41%		2.68	%(e)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss) before taxes	(2.68)%		(1.42	)%(e)
Net of expense (waivers) and before deferred tax expense (benefit)	(2.06)%		(1.16	)%(e)
Deferred tax benefit (expense)(i)	—%		—	%(e)
Ratio of net investment income (loss), after taxes	(2.06)%		(1.16	)%(e)

(a)	Shares commenced operations at the close of business May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $4 for the year ended November 30, 2020.
(e)	Annualized for less than full period.
(f)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(g)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.29% and 1.36%, for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(h)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(i)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  SteelPath MLP Alpha Plus Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2020		2019(a)		2018*		2017*	2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.93		$5.20		$6.06		$7.41	$7.41
Net investment income (loss)(b)	(0.05)		(0.06)		(0.13)		(0.15)	(0.11)
Return of capital(b)	0.27		0.39		0.43		0.40	0.39
Net realized and unrealized gains (losses)	(1.64)		(0.94)		(0.50)		(0.94)	0.38
Total from investment operations	(1.42)		(0.61)		(0.20)		(0.69)	0.66
Less:
Return of capital	(0.45)		(0.44)		(0.66)		(0.35)	(0.66)
Dividends from net investment income	—		(0.22)		—		(0.31)	—
Total distributions to shareholders	(0.45)		(0.66)		(0.66)		(0.66)	(0.66)
Net asset value, end of period	$2.06		$3.93		$5.20		$6.06	$7.41
Total return(c)	(36.09)%		(13.73)%		(4.18)%		(10.47)%	10.37%
Net assets, end of period (000’s omitted)	$67		$299		$739		$842	$424
Portfolio turnover rate	148%		52%		44%		46%	45%

Ratios/supplemental data based on average net assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	3.03%		2.88%		2.67%		2.16%	2.17%
Expense (waivers)	(0.66	)%(e)	(0.26	)%(e)	(0.02	)%(e)	-%	-%
With fee waiver and/or expense reimbursement, before taxes(f)	2.37%		2.62%		2.65%		2.16%	2.17%
Deferred tax expense (benefit)(g)	—%		—%		0.01%		—%	—%
With fee waivers and/or expense reimbursements, after taxes	2.37%		2.62%		2.66%		2.16%	2.17%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss) before taxes	(2.68)%		(1.36)%		(2.14)%		(2.04)%	(1.69)%
Net of expense (waivers) and before deferred tax expense (benefit)	(2.02)%		(1.10)%		(2.12)%		(2.04)%	(1.69)%
Deferred tax benefit (expense)(h)	—%		—%		—%		—%	—%
Ratio of net investment income (loss), after taxes	(2.02)%		(1.10)%		(2.12)%		(2.04)%	(1.69)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)	Steelpath Fund Class I shares automatically converted to Class R6 shares effective close of business May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense (benefit). Per share return of capital is calculated based on average shares during the period net of deferred tax expense (benefit) estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $137 for the year ended November 30, 2020.
(e)	Includes voluntary Management waiver of 0.25% effective November 1, 2018.
(f)

Includes interest, borrowing and franchise tax expense. Without interest, borrowing and franchise tax expense, the net expense ratio would be 1.25%, 1.30%, 1.55%, 1.55% and 1.59%, for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco  SteelPath MLP Alpha Plus Fund

Notes to Financial Statements

November 30, 2020

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Alpha Plus Fund, formerly Invesco Oppenheimer Steelpath MLP Alpha Plus Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19                         Invesco  SteelPath MLP Alpha Plus Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (“MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships — The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical

20                         Invesco  SteelPath MLP Alpha Plus Fund

information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2020, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.5 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2020:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$2,767,429
State	334,140
Valuation allowance	(3,101,569)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$10,293,823	21.00%
State income taxes net of federal	735,273	1.50%
Effect of state tax rate change	141,207	0.29%
Effect of permanent differences	36,252	0.07%
Effect of prior year expiring loss carryforwards	(8,114,151)	(16.55)%
Return to provision adjustments	9,165	0.02%
Change in valuation allowance	(3,101,569)	(6.33)%
Total income tax (expense) benefit	$—	0.00%

For the year ended November 30, 2020 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.50% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2020, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes were considered by the Fund in assessing the recoverability of its deferred tax assets. For instance, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law. Prior to signing into law, the carryforward ability of net operating losses for tax years beginning after December 31, 2017 was governed by the Tax Cuts and Jobs Act (“TCJA”). The TCJA established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 30, 2022 and beyond. In addition, the CARES Act revised the TCJA language regarding carryforward periods from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017”. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be fully realized. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the year ended November 30, 2020.

21                         Invesco  SteelPath MLP Alpha Plus Fund

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$4,094,605
Net operating loss carryforward (tax basis) – State	545,245
Net unrealized losses on investment securities (tax basis)	4,711,025
Excess business interest expense carryforward	25,575
Capital loss carryforward (tax basis)	23,776,686
Book to tax differences — income recognized from MLPs	1,580,036
Valuation allowance	(34,733,172)
Total deferred tax asset	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—
Total deferred tax liability	—
Total net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2020, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2020, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2036	$12,341,390
11/30/2038	7,156,738
Total expiring net operating loss carryforwards	19,498,128
Total non-expiring net operating loss carryforwards	$—
Total net operating loss carryforwards	$19,498,128

During the year ended November 30, 2020, the Fund estimates that it will utilize $17,255,899 of net operating loss carryforward.

At November 30, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$36,577,191
11/30/2023	3,939,195
11/30/2025	65,157,774
Total	$105,674,160

During the year ended November 30, 2020, the Fund estimates that $36,062,893 of capital loss carryforward has expired.

At November 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$130,271,440
Gross Unrealized Appreciation	$6,782,950
Gross Unrealized Depreciation	(27,709,047)
Net Unrealized Appreciation (Depreciation) on Investments	$(20,926,097)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

22                         Invesco  SteelPath MLP Alpha Plus Fund

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

J.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

L.

Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

M.	Other Risks — Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	1.25%
Next $2 billion	1.23%
Over $5 billion	1.20%

For the year ended November 30, 2020, the effective advisory fee rate incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.83%, 2.60%, 2.08%, 1.61%, 1.51% and 1.46%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

The Adviser has voluntarily agreed to reduce its advisory fee by 0.25% of the Fund’s daily net assets. The advisory fee reduction is a voluntary undertaking and may be terminated by the Adviser in consultation with the Board at any time. In addition, the Adviser voluntarily reimbursed expenses of $88,375, $58,775, $206, $80,428, $11 and $349 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

For the year ended November 30, 2020, the Adviser contractually reimbursed advisory fees of $127,800, $80,671, $300, $106,201, $15 and $549 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2020, expenses incurred under the agreement are shown in

23                         Invesco  SteelPath MLP Alpha Plus Fund

the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2020, IDI advised the Fund that IDI retained $6,209 in front-end sales commissions from the sale of Class A shares and $0 and $1,917 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended November 30, 2020, the Fund incurred $2,481 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2020, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the year ended November 30, 2020 the Fund engaged in transactions with affiliates as listed: Securities purchases of $6,558,944 and securities sales of $7,464,324, which resulted in net realized gains (losses) of ($4,788,934).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24                         Invesco  SteelPath MLP Alpha Plus Fund

NOTE 6—Cash Balances and Borrowings

Effective September 30, 2020, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $500 million, collectively by certain Funds, and which will expire on September 29, 2021. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. Prior to September 30, 2020, the revolving credit and security agreement was for $700 million.

During the year ended November 30, 2020, the average daily balance of borrowing under the revolving credit and security agreement was $28,437,158 with a weighted interest rate of 1.64%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2020 was $172,981,768 and $173,141,316 respectively.

NOTE 8—Share Information

	Summary of Share Activity
	Years ended November 30,
	2020(a)		2019
	Shares	Amount	Shares	Amount
Sold:
Class A	10,463,220	$28,132,075	4,391,685	$22,484,612
Class C	7,440,201	19,994,028	1,967,461	9,389,678
Class R(b)	77,938	139,382	1,818	10,000
Class Y	13,915,324	32,366,679	7,067,909	36,800,108
Class R5(b)	—	—	1,818	10,000
Class R6	20,588	44,961	19,261	98,129

Issued as reinvestment of dividends:
Class A	2,178,596	4,624,481	1,412,062	7,028,794
Class C	1,612,033	3,098,881	1,174,322	5,489,104
Class R	7,587	14,053	—	—
Class Y	2,066,339	4,479,976	1,429,071	7,369,227
Class R5	—	—	—	—
Class R6	5,509	13,429	12,877	68,468

Automatic conversion of Class C shares to Class A shares:
Class A	168,933	402,338	—	—
Class C	(185,866)	(402,338)	—	—

Reacquired:
Class A	(8,334,139)	(17,317,834)	(6,095,418)	(28,282,824)
Class C	(2,222,793)	(4,792,746)	(5,905,753)	(25,860,428)
Class R	(5,714)	(9,716)	—	—
Class Y	(13,098,829)	(29,836,953)	(9,873,348)	(49,498,610)
Class R5	—	—	—	—
Class R6	(69,848)	(203,414)	(98,315)	(550,768)
Net increase (decrease) in share activity	14,039,079	$40,747,282	(4,494,550)	$(15,444,510)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

25                         Invesco  SteelPath MLP Alpha Plus Fund

Note 9—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared the COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26                         Invesco  SteelPath MLP Alpha Plus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco SteelPath MLP Alpha Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Alpha Plus Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2020, the related statement of operations and cash flows for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2020 and the year ended November 30, 2019 for Class A, Class C, Class Y and Class R6.

For the year ended November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5.

The financial statements of Invesco SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco  SteelPath MLP Alpha Plus Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (11/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (11/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,106.90	$13.69	$1,012.00	$13.08	2.60%
Class C	1,000.00	1,104.00	17.67	1,008.20	16.87	3.36
Class R	1,000.00	1,107.50	14.28	1,011.50	13.63	2.71
Class Y	1,000.00	1,109.00	12.55	1,013.10	11.98	2.38
Class R5	1,000.00	1,110.20	12.34	1,013.30	11.78	2.34
Class R6	1,000.00	1,108.00	12.49	1,013.10	11.93	2.37

[1]

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2020 through November 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

28                         Invesco  SteelPath MLP Alpha Plus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Alpha Plus Fund’s (formerly, Invesco Oppenheimer SteelPath MLP Alpha Plus Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that overweight exposure to certain midstream companies detracted from relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund

29                         Invesco  SteelPath MLP Alpha Plus Fund

performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds ) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			196	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson — 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	196	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	196	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	196	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	196	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	196	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	196	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	196	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	196	None

T-2                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			196	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department ofTreasury	196	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation(semiconductor manufacturing)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP; Federal Reserve Bank of Dallas	196	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	196	None
Daniel S. Vandivort — 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	196	None
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	196	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-3                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                         Invesco  SteelPath MLP Alpha Plus Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President — Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

T-6                         Invesco  SteelPath MLP Alpha Plus Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. 0-SPMAP-AR-1

Annual Report to Shareholders	November 30, 2020

Invesco SteelPath MLP Income Fund
Effective September 30, 2020, Invesco Oppenheimer SteelPath MLP Income Fund was renamed to Invesco SteelPath MLP Income Fund.
Nasdaq:
Class: A (MLPDX) ∎ C (MLPRX) ∎ R (SPNNX) ∎ Y (MLPZX) ∎ R5 (SPMQX) ∎ R6 (OSPMX)

2	Management’s Discussion
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
10	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -17.70% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of 24.50%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 17.46%.

During the reporting period the energy markets were roiled by a brief market share battle between Saudi Arabia and Russia and the much more impactful effort to contain the spread of COVID-19, which disrupted global demand for petroleum products to an unprecedented degree. As a result, the energy sector experienced a period of extremely weak commodity pricing resulting in widespread production curtailments and credit market disfunction.

In reaction, a number of midstream operators aggressively cut operating costs and capital spending plans as well as lowering dividend or distribution payouts to improve free cash flows. As the extreme demand reaction to COVID-19 efforts began to wane, commodity pricing strengthened, and shut-in wells have largely returned to service.

We believe that as societal and business activities resume in coming quarters, demand for petroleum products will continue to normalize further aiding energy and midstream operating performance. Further, we believe much of the cost reduction and capital spending rationalization achieved over this period will prove sustainable. As a result, we expect many midstream companies to generate substantial free cash flow that can be deployed to further reduce balance sheet debt or be returned to equity investors through buybacks or distributions.

Over the reporting period, we estimate approximately $2 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $5 billion that was raised over the 12-month reporting period ended November 30, 2019 and $14 billion from the year prior. Midstream companies raised approximately $30 billion of debt capital during the period.2 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $45.34 per barrel, down 18% over the period, while global crude prices, as measured by Brent crude oil, traded 24% lower over the reporting period.1 Notably, during the reporting period headline crude oil prices briefly traded at negative levels as high storage utilization left some market participants without available storage capacity to take delivery of physical barrels at the expiration of the futures contract.

Henry Hub natural gas prices exited November at $2.86 per million British thermal units (“mmbtu”), up 16% over the reporting period, reflecting expectations of an improving supply and demand dynamic due to lower natural gas production growth associated with oil-directed drilling. Regional price differentials in most basins were relatively subdued over the period, however relative pricing improved in the Permian basin where oil-directed drilling, which also produces natural gas, was down substantially over the period, thereby easing natural gas pipeline congestion. Conversely, natural gas pricing in Appalachia began to weaken again as basin production approached available takeaway capacity.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $21.60 per barrel, a 9% decline over the reporting period but more than double the intra-period, COVID-impacted, low. Pricing for NGL purity products were mixed, with ethane and propane trading up over the period while pricing for butane, isobutane, and natural gasoline declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.26 per gallon, down 25% over the reporting period.1 Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve steepened over the reporting period as short-term rates declined more than the yields on longer-dated maturities. The ten-year Treasury yield declined by 94 basis points to end the period at 0.84%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 231 basis points to 10.58%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of -6.56% (as measured by the Dow Jones Equity REIT Total Return Index) and 4.56% (as measured by the Dow Jones

Utility Average Index), respectively, as compared to the AMZ’s -24.50% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

Subsector Review

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants in the Other subsector, which includes fuel distribution companies, provided the best performance over the period, as fuel margins expanded to more than offset the declines in volumes associated with COVID-related reduced economic activity. The Natural Gas Pipeline subsector also outperformed, supported by robust natural gas export volumes and improving natural gas pricing sentiment.

The Diversified subsector experienced the weakest performance over the reporting period as some subsector participants reduced their distribution payouts during the reporting period, and as market participants dialed-back their growth expectations for some subsector participants. On average the Marine subsector also lagged due to idiosyncratic factors with multiple subsector members, and as shipping activity slowed amidst the COVID-induced economic activity slowdown.

Fund Review

Key contributors to the Invesco SteelPath MLP Income Fund were MPLX L.P. (NYSE: MPLX) and Western Midstream Partners L.P. (NYSE: WES).

MPLX outperformed over the period after reporting better than expected financial results and after its sponsor, Marathon Petroleum (NYSE: MPC), announced a large asset sale that is expected to aid balance sheet strength. MPLX holds an attractive, diversified portfolio of midstream energy infrastructure and logistics assets that include a network of crude oil and refined product pipelines and terminals, an inland marine business, crude oil and natural gas gathering systems and pipelines, as well as natural gas and NGL processing and fractionation facilities.

WES outperformed over the period as market participants appear to be increasingly comfortable with the prospects of WES’s largest customer, Occidental Petroleum (NYSE: OXY), as the company navigates its balance sheet issues. WES has taken steps to shore up its own financial position by cutting its distribution and decreasing projected capital expenditures for 2020. With a majority of the partnership’s cash flow’s coming from fee-based and cost of service contracts, WES is expected to continue to perform well operationally.

Key detractors from the Invesco SteelPath MLP

2                         Invesco  SteelPath MLP Income Fund

Income Fund were Genesis Energy L.P. (NYSE: GEL) and NGL Energy Partners L.P. (NYSE: NGL).

GEL units underperformed over the period on weak soda ash demand and pricing, as well as increasing leverage metrics. Demand disruptions caused by COVID-19 resulted in weaker demand in the normally stable soda ash business. Despite the current weak demand environment, GEL’s diversified asset base provides a stable margin profile that is expected to generate consistent future cash flows.

NGL units underperformed over the period as the partnership’s core water business experienced substantial activity declines driven by the COVID-induced crude oil price weakness. Additionally, an anchor shipper on NGL’s Grand Mesa pipeline filed for bankruptcy protection and sought relief from its commitments to the pipeline. As a result of these setbacks, NGL reduced its distribution twice during the reporting period.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2020. See Note 1 of the Notes to Financial Statements for more information.

In 2020, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset value per share (“NAV”) upon which shareholders transacted had not been properly accounted for during the period that included days from December 1, 2014 through March 6, 2020 (the “overstatement period”). That determination resulted in the correction of the Fund’s NAV during certain days of the overstatement period.

Invesco has developed a remediation plan that will result in payments by Invesco to shareholders negatively impacted by the overstatement of the NAV during the overstatement period, and Invesco has engaged a third-party firm to assist with its implementation. Invesco currently anticipates that distributions to impacted shareholders will occur sometime in the latter half of 2021.

Outlook

Despite the ongoing headwinds presented by COVID-containment efforts, we believe the midstream sector remains well-positioned to weather the storm. Notably, most sector participants entered this challenging period with stronger balance sheets and lower capital spending obligations and better distribution coverage metrics than the last commodity cycles. In general, we believe that sector valuations were attractive in absolute terms and relative to historic ranges, and sector yields were substantially higher than other yielding-equity classes.

[1]	Source: Bloomberg L.P.
[2]	Source: Wells Fargo Advisors

Portfolio managers:

Stuart Cartner

Brian Watson

3                         Invesco  SteelPath MLP Income Fund

Your Fund’s Long-Term Performance

Source 1: RIMES Technologies Corp.

Source 2: FactSet Research Systems Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco  SteelPath MLP Income Fund

Average Annual Total Returns
As of 11/30/2020, including maximum applicable sales charge
Class A Shares
Inception (3/31/10)	(1.78)%
10 Years	(3.10)
5 Years	(5.48)
1 Year	(22.20)
Class C Shares
Inception (6/10/11)	(3.51)%
5 Years	(5.04)
1 Year	(18.65)
Class R Shares
Inception (5/24/19)	(2.78)%
5 Years	(4.61)
1 Year	(17.71)
Class Y Shares
Inception (3/31/10)	(1.02)%
10 Years	(2.31)
5 Years	(4.16)
1 Year	(17.43)
Class R5 Shares
10 Years	(2.49)%
5 Years	(4.28)
1 Year	(17.17)
Class R6 Shares
Inception (6/28/13)	(5.84)%
5 Years	(4.08)
1 Year	(17.33)

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Income Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

    See current prospectus for more information.

5                         Invesco  SteelPath MLP Income Fund

Invesco SteelPath MLP Income Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2020, and is based on total net assets.
•	Unless otherwise noted, all data provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

The S&P 500 index is a stock market index that measures the stock performance of 500 large companies listed on stock exchanges in the United States.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco  SteelPath MLP Income Fund

Fund Information

Portfolio Composition

By Sector	% of total net assets
Gathering & Processing	41.55%
Other Energy	29.69
Petroleum Pipeline Transportation	14.30
Natural Gas Pipeline Transportation	11.39
Terminalling & Storage	1.87
Money Market Plus Other Assets Less Liabilities	1.20

Top Ten Master Limited Partnership and Related Entities Holdings*

% of total net assets
MPLX L.P.	13.82%
Energy Transfer L.P.	11.39
Sunoco L.P.	10.29
Western Midstream Partners L.P.	9.44
USA Compression Partners L.P.	7.23
EnLink Midstream LLC	6.31
Antero Midstream Corp	6.30
DCP Midstream L.P.	5.01
NuStar Energy L.P.	3.96
Suburban Propane Partners L.P.	3.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any. Data presented here are as of November 30, 2020.

7                         Invesco  SteelPath MLP Income Fund

Schedule of Investments

November 30, 2020

	Units	Value
Master Limited Partnerships Investments And Related Entities–96.17%
Gathering & Processing–41.55%
Antero Midstream Corp.(a)	16,845,784	$113,540,584
DCP Midstream L.P.	5,589,011	90,262,528
EnLink Midstream LLC(a)	30,764,430	113,828,391
MPLX L.P.	11,839,596	249,105,100
Sanchez Midstream Partners L.P.(a)(b)	1,747,546	1,121,924
Summit Midstream Partners L.P.(a)	738,630	11,108,988
Western Midstream Partners L.P.	13,189,921	170,149,981
		749,117,496

Natural Gas Pipeline Transportation–11.39%
Energy Transfer L.P.	33,220,950	205,305,473

Other Energy–29.69%
CrossAmerica Partners L.P.(a)	3,048,183	52,245,857
GasLog Partners L.P.(c)	1,182,738	3,110,601
Global Partners L.P.(a)	3,308,735	55,255,875
Golar LNG Partners L.P.(a)(c)	4,639,784	12,852,202
Hoegh LNG Partners L.P.(c)	481,070	6,407,852
KNOT Offshore Partners L.P.(a)(c)	1,776,804	25,959,106
Suburban Propane Partners L.P.(a)	4,148,901	63,561,163
Sunoco L.P.(a)	6,673,491	185,456,315
USA Compression Partners L.P.(a)	11,085,562	130,366,209
		535,215,180

Petroleum Pipeline Transportation–12.62%
Delek Logistics Partners L.P.(a)	1,668,234	50,514,126
Genesis Energy L.P.(a)	8,395,932	53,985,843
NGL Energy Partners L.P.(a)	12,618,237	27,507,757
NuStar Energy L.P.(a)	5,376,652	71,455,705
PBF Logistics L.P.	2,579,653	24,068,162
		227,531,593

	Units	Value
Terminalling & Storage–0.92%
Blueknight Energy Partners L.P.(a)	2,126,752	$3,594,211
Martin Midstream Partners L.P.(a)	8,026,434	13,002,823
		16,597,034
Total Master Limited Partnerships And Related Entities (Cost $2,359,335,056)		1,733,766,776

Preferred Master Limited Partnerships And Related Entities–2.63%
Petroleum Pipeline Transportation–1.68%
GPM Petroleum L.P., 10%(d)(e)(f) (Acquired 01/12/2016; Cost $15,781,399)	1,500,000	30,195,000

Terminalling & Storage–0.95%
Altera Infrastructure L.P., 7.25%(a)(c)(f)	588,440	12,357,240
Blueknight Energy Partners L.P., 11%(a)(f)(g)	794,917	4,833,095
		17,190,335
Total Preferred Master Limited Partnerships And Related Entities (Cost $26,661,373)		47,385,335

Money Market Funds–1.46%
Fidelity Treasury Portfolio, Institutional Class, 0.01%(h) (Cost $26,262,855)	26,262,855	26,262,855
TOTAL INVESTMENTS IN SECURITIES–100.26% (Cost $2,412,259,284)		1,807,414,966
OTHER ASSETS LESS LIABILITIES–(0.26)%		(4,727,176)
NET ASSETS–100%		$1,802,687,790

Footnotes to Schedule of Investments

(a)

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the year ended November 30, 2020, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

							Dividends and Distributions
	Value November 30, 2019	Purchases At Cost	Sales At Cost	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value November 30, 2020	Return of Capital	Capital Gains	Income
MLP Investments and Related Entities
Antero Midstream Corp.[i]	$136,261,412	$89,412,621	$(87,907,419)	$(99,677,103)	$98,758,467	$113,540,584	$(23,307,394)	$—	$3,482,714
Blueknight Energy Partners L.P.	2,290,157	—	(20,338)	(43,678)	1,434,694	3,594,211	$(66,624)	275,286	—
CrossAmerica Partners L.P.	55,927,240	—	(175,389)	(34,995)	2,947,973	52,245,857	$(6,418,972)	—	—
Delek Logistics Partners L.P.[i]	14,577,437	26,976,624	(337,870)	121,913	13,070,824	50,514,126	$(3,894,802)	—	—
Enlink Midstream LLC	69,829,323	75,289,063	(502,939)	(1,357,727)	(16,886,697)	113,828,391	$(12,542,632)	—	—
Genesis Energy L.P.	189,268,769	10,162,070	(19,259,279)	(62,624,453)	(53,615,491)	53,985,843	$(9,945,773)	256,450	—
Global Partners L.P.	57,685,208	5,766,347	(261,165)	21,177	(2,332,225)	55,255,875	$(5,623,467)	—	—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco  SteelPath MLP Income Fund

							Dividends and Distributions
	Value November 30, 2019	Purchases At Cost	Sales At Cost	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value November 30, 2020	Return of Capital	Capital Gains	Income
Golar LNG Partners L.P.	$44,406,146	$—	$(75,480)	$(515,573)	$(28,793,145)	$12,852,202	$(2,169,746)	$—	$—
KNOT Offshore Partners L.P.	34,439,807	—	(142,217)	(49,768)	(6,854,608)	25,959,106	$(1,434,108)	—	2,279,347
Martin Midstream Partners L.P.	33,395,602	—	(28,230)	(258,473)	(19,142,638)	13,002,823	$(963,438)	$122,821	$—
NGL Energy Partners L.P.	135,689,339	2,297,695	(4,763,990)	(14,147,175)	(79,463,918)	27,507,757	$(12,104,194)	125,618	—
NuStar Energy L.P.[i]	215,185,091	6,383,795	(75,251,831)	9,337,395	(74,166,312)	71,455,705	$(10,032,433)	77,415	—
Sanchez Midstream Partners L.P.	492,613	—	(3,180)	(83,126)	715,617	1,121,924	$—	—	—
Sprague Resources L.P.[i]	26,213,424	—	(21,225,650)	8,609,478	(12,503,661)	—	$(1,093,591)	—	—
Suburban Propane Partners L.P.	102,793,480	4,343,790	(12,399,789)	(1,161,338)	(21,637,208)	63,561,163	$(8,377,772)	—	—
Summit Midstream Partners L.P.	34,119,618	—	(50,168)	(1,536,061)	(20,102,310)	11,108,988	$(1,322,091)	71,684	—
Sunoco L.P.	298,571,442	—	(63,360,172)	13,610,687	(38,378,887)	185,456,315	$(24,986,755)	—	—
Tallgrass Energy L.P.[i]	177,517,867	—	(219,015,754)	22,201,077	19,296,810	—	$—	—	—
USA Compression Partners L.P.	175,093,546	5,711,284	(175,862)	(27,844)	(28,779,016)	130,366,209	$(21,455,899)	1,401,705	—
Preferred MLP Investments and Related Entities
Altera Infrastructure L.P.ii	12,909,916	—	(58,835)	14,548	563,208	12,357,240	$(1,071,597)	—	—
Blueknight Energy Partners L.P.	4,143,964	—	(29,487)	1,684	1,288,022	4,833,095	$(571,088)	—	—
GPM Petroleum L.P.[i]	30,000,000	—	—	—	3,174,124	30,195,000	$(2,979,124)	—	—
	$1,850,811,401	$226,343,289	$(505,045,044)	$(127,599,355)	$(261,406,377)	$1,032,742,414	$(150,361,500)	$2,330,979	$5,762,061

i.	Is not an affiliate as of November 30, 2020. Was an affiliate during the fiscal year ended November 30, 2020.
ii.	Name changed from Teekay Offshore Partners effective March 24, 2020.

(b)	Non-income producing.
(c)	Foreign security denominated in U.S. dollars.
(d)	Restricted security. The aggregate value of restricted securities at period end was $30,195,000, which represents 1.67% of the Fund’s net assets.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	Perpetual security. Maturity date is not applicable.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on November 30, 2020.

(h)	The rate shown is the 7-day SEC standardized yield as of November 30, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  SteelPath MLP Income Fund

Statement of Assets and Liabilities

November 30, 2020

Assets:
Investments in securities, at value (cost $1,086,168,634)	$1,040,377,967
Investments in affiliates, at value (cost $1,326,090,650)	767,036,999
1,807,414,966
Receivable for:
Fund shares sold	1,651,772
Dividends	195
Cash	250,050
Prepaid state income tax	186,957
Investment for trustee deferred compensation and retirement plans	123,164
Other assets	161,543
Total assets	1,809,788,647

Liabilities:
Payables for:
Fund shares reacquired	3,937,176
Accrued fees to affiliates	2,055,907
Trustee deferred compensation and retirement plans	123,164
Accrued interest expense	43,628
Accrued trustees’ and officers’ fees and benefits	265
Accrued other operating expenses	940,717
Total liabilities	7,100,857
Net assets applicable to shares outstanding	$1,802,687,790

Net assets consist of:
Shares of beneficial interest	$3,356,823,221
Distributable earnings (loss), net of taxes	(1,554,135,431)
$1,802,687,790

Net Assets:
Class A	$861,680,451
Class C	$436,611,254
Class R	$693,094
Class Y	$476,920,798
Class R5	$5,261
Class R6	$26,776,932

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	291,711,921
Class C	167,420,400
Class R	235,922
Class Y	153,718,149
Class R5	1,773
Class R6	8,547,672
Class A:
Net asset value per share	$2.95
Maximum offering price per share (net asset value of $2.95 ÷ 94.50%)	$3.12
Class C:
Net asset value and offering price per share	$2.61
Class R:
Net asset value and offering price per share	$2.94
Class Y:
Net asset value and offering price per share	$3.10
Class R5:
Net asset value and offering price per share	$2.97
Class R6:
Net asset value and offering price per share	$3.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  SteelPath MLP Income Fund

Statement of Operations

For the year ended November 30, 2020

Investment income:
Distributions and dividends ($5,762,061 income from affiliates)	$256,928,312
Less return of capital on distributions and dividends ($150,361,500 from affiliates)	(247,601,764)
Less return of capital on distributions and dividends in excess of cost basis ($2,330,979 from affiliates)	(3,049,814)
Total investment income	6,276,734

Expenses:
Advisory fees	18,285,046
Administrative services fees	709,304
Custodian fees	104,208
Distribution fees:
Class A	2,209,262
Class C	4,871,506
Class R	1,693
Transfer agent fees — A, C, R and Y	2,233,178
Transfer agent fees — R5	1
Transfer agent fees — R6	2,291
State income tax expense	791,541
Interest, facilities and maintenance fees	878,361
Professional services fees	169,832
Registration and filing fees	319,309
Reports to shareholders	79,053
Trustees’ and officers’ fees and benefits	36,899
Other	52,029
Total expenses, before waivers and deferred taxes	30,743,513
Less: Expenses reimbursed	(836,624)
Net expenses, before deferred taxes	29,906,889
Net investment income (loss), before deferred taxes	(23,630,155)
Net deferred tax expense	—
Net investment income (loss), net of deferred taxes	(23,630,155)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net return of capital in excess of cost basis of $718,835) (includes net gains (losses) from securities sold to affiliates of $(57,799,735))	(248,354,915)
Affiliated investment securities (net return of capital in excess of cost basis of $2,330,979)	(127,599,355)
Net deferred tax (expense) benefit	—
Net realized gain (loss), net of deferred taxes	(375,954,270)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	160,074,288
Affiliated investment securities	(261,406,377)
Net deferred tax (expense) benefit	—
Net change in net unrealized appreciation of investment securities, net of deferred taxes	(101,332,089)
Net realized and unrealized gain (loss), net of deferred taxes	(477,286,359)
Net increase (decrease) in net assets resulting from operations	$(500,916,514)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  SteelPath MLP Income Fund

Statement of Changes in Net Assets

For the years ended November 30, 2020 and 2019

	2020	2019
Operations:
Net investment income (loss), net of deferred taxes	$(23,630,155)	$(39,548,067)
Net realized gain (loss), net of deferred taxes	(375,954,270)	29,834,523
Change in net unrealized appreciation(depreciation), net of deferred taxes	(101,332,089)	(108,626,844)
Net increase (decrease) in net assets resulting from operations	(500,916,514)	(118,340,388)

Return of capital:
Class A	(151,979,888)	(174,975,492)
Class C	(92,872,438)	(119,553,991)
Class R	(59,619)	(6,505)
Class Y	(86,832,665)	(106,411,983)
Class R5	(953)	(706)
Class R6	(4,357,035)	(3,595,204)
Total return of capital	(336,102,598)	(404,543,881)

Share transactions-net:
Class A	67,306,226	146,868,341
Class C	(29,424,543)	16,907,048
Class R	583,999	197,539
Class Y	(5,899,056)	29,537,971
Class R5	—	10,000
Class R6	15,388,551	8,008,434
Net increase (decrease) in net assets resulting from share transactions	47,955,177	201,529,333
Net increase (decrease) in net assets	(789,063,935)	(321,354,936)

Net assets:
Beginning of year	2,591,751,725	2,913,106,661
End of year	$1,802,687,790	$2,591,751,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  SteelPath MLP Income Fund

Financial Highlights

	Years Ended November 30,
Class A	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.32	$5.14	$5.92		$7.10		$7.16
Net investment income (loss)(a)	(0.03)	(0.06)	(0.08)		(0.08)		(0.08)
Return of capital(a)	0.31	0.40	0.44		0.39		0.41
Net realized and unrealized gain (loss)	(1.11)	(0.48)	(0.46)		(0.78)		0.39
Total from investment operations	(0.83)	(0.14)	(0.10)		(0.47)		0.72
Less:
Return of capital	(0.54)	(0.68)	(0.68)		(0.62)		(0.78)
Dividends from net investment income	—	—	—	(b)	(0.09)		—
Total distributions to shareholders	(0.54)	(0.68)	(0.68)		(0.71)		(0.78)
Net asset value, end of period	$2.95	$4.32	$5.14		$5.92		$7.10
Total return(c)	(17.70)%	(3.89)%	(2.23)%		(7.58)%		11.74%
Net assets, end of period (000’s omitted)	$861,681	$1,162,368	$1,246,886		$1,378,553		$1,597,534
Portfolio turnover rate	44%	35%	30%		17%		22%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.51%	1.50%	1.55%		1.53%		1.59%
Expense (waivers)	(0.05)%	(0.05)%	(0.10	)%(e)	(0.11	)%(e)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(f)	1.46%	1.45%	1.45%		1.42%		1.47%
Deferred/current tax expense (benefit)(g)	—%	—%	—%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	1.46%	1.45%	1.45%		1.42%		1.47%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(1.18)%	(1.22)%	(1.46)%		(1.29)%		(1.28)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.13)%	(1.17)%	(1.36)%		(1.18)%		(1.16)%
Deferred tax benefit (expense)(h)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(1.13)%	(1.17)%	(1.36)%		(1.18)%		(1.16)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than ($.005) per share
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $866,928 for the year ended November 30, 2020.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.37% 1.41%, 1.41%, 1.41%, and 1.45%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years ended November 30,
Class C	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$3.92	$4.76	$5.57		$6.77		$6.91
Net investment income (loss)(a)	(0.05)	(0.09)	(0.12)		(0.13)		(0.12)
Return of capital(a)	0.28	0.37	0.44		0.39		0.41
Net realized and unrealized gain (loss)	(1.00)	(0.44)	(0.45)		(0.75)		0.35
Total from investment operations	(0.77)	(0.16)	(0.13)		(0.49)		0.64
Less:
Return of capital	(0.54)	(0.68)	(0.68)		(0.62)		(0.78)
Dividends from net investment income	—	—	—	(b)	(0.09)		—
Total distributions to shareholders	(0.54)	(0.68)	(0.68)		(0.71)		(0.78)
Net asset value, end of period	$2.61	$3.92	$4.76		$5.57		$6.77
Total return(c)	(17.99)%	(4.68)%	(2.95)%		(8.27)%		10.97%
Net assets, end of period (000’s omitted)	$436,611	$690,751	$823,980		$973,023		$1,139,524
Portfolio turnover rate	44%	35%	30%		17%		22%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	2.26%	2.29%	2.33%		2.31%		2.40%
Expense (waivers)	(0.05)%	(0.05)%	(0.10	)%(e)	(0.11	)%(e)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(f)	2.21%	2.24%	2.23%		2.20%		2.28%
Deferred/current tax expense (benefit)(g)	—%	—%	—%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	2.21%	2.24%	2.23%		2.20%		2.28%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(1.93)%	(2.01)%	(2.24)%		(2.07)%		(2.09)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.88)%	(1.96)%	(2.14)%		(1.96)%		(1.97)%
Deferred tax benefit (expense)(h)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(1.88)%	(1.96)%	(2.14)%		(1.96)%		(1.97)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than ($.005) per share
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $477,455 for the year ended November 30, 2020.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 2.12%, 2.20%, 2.19%, 2.19%, and 2.26%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  SteelPath MLP Income Fund

Financial Highlights—(continued)

Class R	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.31	$5.46
Net investment income (loss)(b)	(0.04)	(0.03)
Return of capital(b)	0.29	0.19
Net realized and unrealized gain (loss)	(1.08)	(0.91)
Total from investment operations	(0.83)	(0.75)
Less:
Return of capital	(0.54)	(0.40)
Dividends from net investment income	—	—
Total distributions to shareholders	(0.54)	(0.40)
Net asset value, end of period	$2.94	$4.31
Total return(c)	(17.71)%	(14.41)%
Net assets, end of period (000’s omitted)	$693	$166
Portfolio turnover rate	44%	35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.76%	1.71	%(h)
Expense (waivers)	(0.05)%	(0.05	)%(h)
With fee waivers and/or expense reimbursements, before taxes(e)	1.71%	1.66	%(h)
Deferred/current tax expense (benefit)(f)	—%	—	%(h)
With fee waivers and/or expense reimbursements, after taxes	1.71%	1.66	%(h)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(1.43)%	(1.43	)%(h)
Net of expense (waivers) and before deferred tax benefit (expense)	(1.38)%	(1.38	)%(h)
Deferred tax benefit (expense)(g)	—%	—	%(h)
Ratio of net investment income (loss), after taxes	(1.38)%	(1.38	)%(h)

(a)	Shares commenced operations at the close of business on May 24, 2019.
(b)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $335 for the year ended November 30, 2020.
(e)

Includes interest, borrowing, state income tax and franchise tax expense. Without interest, borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.62% and 1.62%, for the year ended November 30, 2020 and the period ended November 30 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.49	$5.31	$6.08		$7.25		$7.27
Net investment income (loss)(a)	(0.03)	(0.05)	(0.07)		(0.06)		(0.06)
Return of capital(a)	0.32	0.41	0.44		0.39		0.41
Net realized and unrealized gain (loss)	(1.14)	(0.50)	(0.46)		(0.79)		0.41
Total from investment operations	(0.85)	(0.14)	(0.09)		(0.46)		0.76
Less:
Return of capital	(0.54)	(0.68)	(0.68)		(0.62)		(0.78)
Dividends from net investment income	—	—	—	(b)	(0.09)		—
Total distributions to shareholders	(0.54)	(0.68)	(0.68)		(0.71)		(0.78)
Net asset value, end of period	$3.10	$4.49	$5.31		$6.08		$7.25
Total return(c)	(17.43)%	(3.76)%	(1.99)%		(7.28)%		12.12%
Net assets, end of period (000’s omitted)	$476,921	$714,214	$820,187		$870,833		$816,733
Portfolio turnover rate	44%	35%	30%		17%		22%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.26%	1.24%	1.29%		1.27%		1.32%
Expense (waivers)	(0.05)%	(0.05)%	(0.10	)%(e)	(0.11	)%(e)	(0.12)%
With fee waivers and/or expense reimbursements, before taxes(f)	1.21%	1.19%	1.19%		1.16%		1.20%
Deferred/current tax expense (benefit)(g)	—%	—%	—%		—%		—%
With fee waivers and/or expense reimbursements, after taxes	1.21%	1.19%	1.19%		1.16%		1.20%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(0.93)%	(0.96)%	(1.20)%		(1.03)%		(1.01)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.88)%	(0.91)%	(1.10)%		(0.92)%		(0.89)%
Deferred tax benefit (expense)(h)	—%	—%	—%		—%		—%
Ratio of net investment income (loss), after taxes	(0.88)%	(0.91)%	(1.10)%		(0.92)%		(0.89)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than ($.005) per share
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $517,539 for the year ended November 30, 2020.
(e)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(f)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.12%, 1.15%, 1.15%, 1.15%, and 1.18%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  SteelPath MLP Income Fund

Financial Highlights—(continued)

Class R5	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.32	$5.46
Net investment income (loss)(b)	(0.02)	(0.02)
Return of capital(b)	0.31	0.20
Net realized and unrealized gain (loss)	(1.10)	(0.92)
Total from investment operations	(0.81)	(0.74)
Less:
Return of capital	(0.54)	(0.40)
Dividends from net investment income	—	—
Total distributions to shareholders	(0.54)	(0.40)
Net asset value, end of period	$2.97	$4.32
Total return(c)	(17.17)%	(14.23)%
Net assets, end of period (000’s omitted)	$5	$8
Portfolio turnover rate	44%	35%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.14%	1.12	%(h)
Expense (waivers)	—%	—	%(h)
With fee waivers and/or expense reimbursements, before taxes(e)	1.14%	1.12	%(h)
Deferred/current tax expense (benefit)(f)	—%	—	%(h)
With fee waivers and/or expense reimbursements, after taxes	1.14%	1.12	%(h)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(0.81)%	(0.84	)%(h)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.81)%	(0.84	)%(h)
Deferred tax benefit (expense)(g)	—%	—	%(h)
Ratio of net investment income (loss), after taxes	(0.81)%	(0.84	)%(h)

(a)	Shares commenced operations at the close of business on May 24, 2019.
(b)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $5 for the year ended November 30, 2020.
(e)

Includes interest, borrowing, state income tax and franchise tax expense. Without interest, borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.05% and 1.08%, for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  SteelPath MLP Income Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2020	2019	2018*	2017*	2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$4.52	$5.34	$6.10	$7.27	$7.29
Net investment income (loss)(a)	(0.03)	(0.04)	(0.06)	(0.06)	(0.06)
Return of capital(a)	0.32	0.42	0.44	0.39	0.41
Net realized and unrealized gain (loss)	(1.14)	(0.52)	(0.46)	(0.79)	0.41
Total from investment operations	(0.85)	(0.14)	(0.08)	(0.46)	0.76
Less:
Return of capital	(0.54)	(0.68)	(0.68)	(0.62)	(0.78)
Dividends from net investment income	—	—	— (b)	(0.09)	—
Total distributions to shareholders	(0.54)	(0.68)	(0.68)	(0.71)	(0.78)
Net asset value, end of period	$3.13	$4.52	$5.34	$6.10	$7.27
Total return(c)	(17.33)%	(3.75)%	(1.82)%	(7.26)%	12.08%
Net assets, end of period (000’s omitted)	$26,777	$24,245	$22,054	$22,409	$19,110
Portfolio turnover rate	44%	35%	30%	17%	22%

Ratios/Supplemental Data Based on Average Net Assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.14%	1.10%	1.11%	1.08%	1.06%
Expense (waivers)	—%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, before taxes(e)	1.14%	1.10%	1.11%	1.08%	1.06%
Deferred/current tax expense (benefit)(f)	—%	—%	—%	—%	—%
With fee waivers and/or expense reimbursements, after taxes	1.14%	1.10%	1.11%	1.08%	1.06%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(0.81)%	(0.82)%	(1.03)%	(0.84)%	(0.75)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.81)%	(0.82)%	(1.03)%	(0.84)%	(0.75)%
Deferred tax benefit (expense)(g)	—%	—%	—%	—%	—%
Ratio of net investment income (loss), after taxes	(0.81)%	(0.82)%	(1.03)%	(0.84)%	(0.75)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment income (loss) is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate.

(b)	Rounds to less than ($.005) per share
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not included sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $25,094 for the year ended November 30, 2020.
(e)

Includes borrowing, state income tax and franchise tax expense. Without borrowing, state income tax and franchise tax expense, the net expense ratio would be 1.05%, 1.06%, 1.07%, 1.07%, and 1.04%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco  SteelPath MLP Income Fund

Notes to Financial Statements

November 30, 2020

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Income Fund, formerly Invesco Oppenheimer Steelpath MLP Income Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19                         Invesco  SteelPath MLP Income Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships — The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical

20                         Invesco  SteelPath MLP Income Fund

information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.

Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2020, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 2.0 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2020:

Current tax (expense) benefit
Federal	$—
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$106,016,190
State	10,096,780
Valuation allowance	(116,112,970)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$105,192,469	21.00%
State income taxes net of federal benefit	10,018,330	2.00%
Effect of permanent differences	(34,514)	(0.01)%
Return to provision adjustments	936,685	0.19%
Change in valuation allowance	(116,112,970)	(23.18)%
Total income tax (expense) benefit	—	0.00%

For the year ended November 30, 2020 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 23% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2020, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes were considered by the Fund in assessing the recoverability of its deferred tax assets. For instance, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law. Prior to signing into law, the carryforward ability of net operating losses for tax years beginning after December 31, 2017 was governed by the Tax Cuts and Jobs Act (“TCJA”). The TCJA established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 30, 2022 and beyond. In addition, the CARES Act revised the TCJA language regarding carryforward periods from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017”. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be fully realized. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the year ended November 30, 2020.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related

21                         Invesco  SteelPath MLP Income Fund

guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) – Federal	$147,245,911
Net operating loss carryforward (tax basis) – State	15,956,313
Excess business interest expense carryforward	13,894,977
Capital loss carryforward (tax basis)	140,731,706
Net unrealized losses on investment securities (tax basis)	20,649,612
Book to tax differences — Income recognized from MLPs	9,999,101
Valuation allowance	(348,477,620)
Total deferred tax asset	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—
Total deferred tax liability	—
Total net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2020, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2020, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$114,208,179
11/30/2035	258,649,215
11/30/2036	144,223,600
11/30/2037	63,826,450
11/30/2038	120,263,557
Total expiring net operating loss carryforwards	$701,171,001
Total non-expiring net operating loss carryforwards	$—
Total net operating loss carryforwards	$701,171,001

During the year ended November 30, 2020, the Fund estimates that it will utilize $10,450,755 of net operating loss carryforward.

At November 30, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$314,648,780
11/30/2024	40,357,372
11/30/2025	256,870,831
Total	$611,876,983

At November 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,895,797,016
Gross Unrealized Appreciation	$455,735,047
Gross Unrealized Depreciation	(544,117,097)
Net Unrealized Appreciation (Depreciation) on Investments	$(88,382,050)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency

22                         Invesco  SteelPath MLP Income Fund

fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

J.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.95%
Next $2 billion	0.93%
Over $5 billion	0.90%

For the year ended November 30, 2020, the effective advisory fee rate incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.10%, 1.60%, 1.10%, 1.08% and 1.03%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended November 30, 2020, the Adviser contractually reimbursed class level expenses of $390,774 for Class A, $213,892 for Class C, $153 for Class R, and $231,805 for Class Y.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of

23                         Invesco  SteelPath MLP Income Fund

0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2020, IDI advised the Fund that IDI retained $411,585 in front-end sales commissions from the sale of Class A shares and $57,573 and $88,060 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
MLP Investments and Related Entities	$1,733,766,776	$—	$—	$1,733,766,776
Preferred MLP Investments and Related Entities	17,190,335	—	30,195,000	47,385,335
Money Market Funds	26,262,855	—	—	26,262,855
Total Investments	1,777,219,966	—	30,195,000	1,807,414,966

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended November 30, 2020:

	Value November 30, 2019	Purchases at cost	Proceeds from Sales	Return of capital distributions	Realized Gain	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2020
Preferred MLP Investments and Related Entities	30,000,000	—	—	(2,979,124)	—	3,174,124	—	—	30,195,000

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 11/30/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs		Unobservable Input Used
GPM Petroleum L.P.	$30,195,000	Discounted Cash Flow Model	Illiquidity Discount	N/A		10	%(a)
			Average Estimated Yield	11.3	%-12.0%	11.6%

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

24                         Invesco  SteelPath MLP Income Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the year ended November 30, 2020 the Fund engaged in transactions with affiliates as listed: Securities purchases of $63,236,926 and securities sales of $79,443,382, which resulted in net realized gains (losses) of $(57,799,735).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 30, 2020, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $500 million, collectively by certain Funds, and which will expire on September 29, 2021. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. Prior to September 30, 2020, the revolving credit and security agreement was for $700 million.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2020 was $821,030,004 and $897,086,035 respectively.

25                         Invesco  SteelPath MLP Income Fund

NOTE 8—Share Information

	Summary of Share Activity
	Years ended November 30,
	2020(a)		2019
	Shares	Amount	Shares	Amount
Sold:
Class A	83,732,019	$260,500,100	59,071,919	$317,298,717
Class C	32,037,200	89,204,801	32,135,277	158,691,589
Class R(b)	213,094	614,019	37,266	191,739
Class Y	104,390,581	338,880,666	70,637,032	391,713,673
Class R5(b)	—	—	1,773	10,000
Class R6	5,344,900	22,091,680	3,088,499	17,924,592

Issued as reinvestment of dividends:
Class A	25,254,785	72,273,404	29,975,510	158,793,897
Class C	16,998,199	43,857,550	23,900,051	116,246,088
Class R(b)	18,906	52,331	1,180	5,800
Class Y	16,892,559	50,872,699	19,254,732	105,828,830
Class R6	1,132,598	3,390,748	627,552	3,468,481

Automatic conversion of Class C shares to Class A shares:
Class A	3,691,126	9,941,701	—	—
Class C	(4,139,924)	(9,941,701)	—	—

Reacquired:
Class A	(90,179,989)	(275,408,979)	(62,265,107)	(329,224,273)
Class C	(53,523,884)	(152,545,193)	(52,944,397)	(258,030,629)
Class R(b)	(34,524)	(82,351)	—	—
Class Y	(126,699,819)	(395,652,421)	(85,235,792)	(468,004,532)
Class R6	(3,290,716)	(10,093,877)	(2,484,539)	(13,384,639)
Net increase in share activity	11,837,111	$47,955,177	35,800,956	$201,529,333

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

Note 9—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared the COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26                         Invesco  SteelPath MLP Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds

(Invesco Investment Funds) and Shareholders of Invesco SteelPath MLP Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2020 and the year ended November 30, 2019 for Class A, Class C, Class Y and Class R6.

For the year ended November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5.

The financial statements of Invesco SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

January 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco  SteelPath MLP Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (11/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (11/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,106.90	$7.74	$1,017.60	$7.41	1.47%
Class C	1,000.00	1,104.00	11.68	1,013.90	11.18	2.22
Class R	1,000.00	1,107.50	9.01	1,016.40	8.62	1.72
Class Y	1,000.00	1,109.00	6.43	1,018.90	6.16	1.22
Class R5	1,000.00	1,110.20	6.01	1,019.30	5.76	1.14
Class R6	1,000.00	1,108.00	6.17	1,019.10	5.91	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2020 through November 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

28                         Invesco  SteelPath MLP Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Income Fund’s (formerly, Invesco Oppenheimer SteelPath MLP Income Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

29                         Invesco  SteelPath MLP Income Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The

Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco  SteelPath MLP Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds ) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			196	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco  SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson — 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	196	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	196	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	196	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	196	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	196	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	196	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	196	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	196	None

T-2                         Invesco  SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			196	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	196	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP; Federal Reserve Bank of Dallas	196	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	196	None
Daniel S. Vandivort — 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	196	None
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	196	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-3                         Invesco  SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco  SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                         Invesco  SteelPath MLP Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President — Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

T-6                         Invesco  SteelPath MLP Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338 Invesco Distributors, Inc. O-SPMI-AR-1

Annual Report to Shareholders	November 30, 2020

Invesco SteelPath MLP Select 40 Fund
Effective September 30, 2020, Invesco Oppenheimer SteelPath MLP Select 40 Fund was renamed to Invesco SteelPath MLP Select 40 Fund.
Nasdaq:
Class: A (MLPFX) ∎ C (MLPEX) ∎ R (SPMWX) ∎ Y (MLPTX) ∎ R5 (SPMVX) ∎ R6 (OSPSX)

2	Management’s Discussion
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
10	Financial Statements
13	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -30.69% during the reporting period. In comparison, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZ), incurred a total return loss of 24.50%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same period, the S&P 500 Index produced a total return gain of 17.46%.

During the reporting period the energy markets were roiled by a brief market share battle between Saudi Arabia and Russia and the much more impactful effort to contain the spread of COVID-19, which disrupted global demand for petroleum products to an unprecedented degree. As a result, the energy sector experienced a period of extremely weak commodity pricing resulting in widespread production curtailments and credit market disfunction.

In reaction, a number of midstream operators aggressively cut operating costs and capital spending plans as well as lowering dividend or distribution payouts to improve free cash flows. As the extreme demand reaction to COVID-19 efforts began to wane, commodity pricing strengthened, and shut-in wells have largely returned to service.

We believe that as societal and business activities resume in coming quarters, demand for petroleum products will continue to normalize further aiding energy and midstream operating performance. Further, we believe much of the cost reduction and capital spending rationalization achieved over this period will prove sustainable. As a result, we expect many midstream companies to generate substantial free cash flow that can be deployed to further reduce balance sheet debt or be returned to equity investors through buybacks or distributions.

Over the reporting period, we estimate approximately $2 billion of new equity supply entered the market through secondary offerings, initial public offerings, preferred offerings, or “at-the-market” programs in which primary units trade into the market anonymously throughout the normal trading day. This pace of equity issuance represents a sharp decrease from approximately $5 billion that was raised over the 12-month reporting period ended November 30, 2019 and $14 billion from the year prior. Midstream companies raised approximately $30 billion of debt capital during the period.2 Most midstream MLPs pay out substantial distributions to investors and, therefore, have historically often raised external capital to fund larger growth projects or acquisitions. However, sector participants have sought to adjust their business model to self-fund the equity portion of their investment plans.

Macro Review

West Texas Intermediate (“WTI”) crude oil prices ended the reporting period at $45.34 per barrel, down 18% over the period, while global crude prices, as measured by Brent crude oil, traded 24% lower over the reporting period.1 Notably, during the reporting period headline crude oil prices briefly traded at negative levels as high storage utilization left some market participants without available storage capacity to take delivery of physical barrels at the expiration of the futures contract.

Henry Hub natural gas prices exited November at $2.86 per million British thermal units (“mmbtu”), up 16% over the reporting period, reflecting expectations of an improving supply and demand dynamic due to lower natural gas production growth associated with oil-directed drilling. Regional price differentials in most basins were relatively subdued over the period, however relative pricing improved in the Permian basin where oil-directed drilling, which also produces natural gas, was down substantially over the period, thereby easing natural gas pipeline congestion. Conversely, natural gas pricing in Appalachia began to weaken again as basin production approached available takeaway capacity.

Mont Belvieu natural gas liquids (“NGL”) prices ended the reporting period at $21.60 per barrel, a 9% decline over the reporting period but more than double the intra-period, COVID-impacted, low. Pricing for NGL purity products were mixed, with ethane and propane trading up over the period while pricing for butane, isobutane, and natural gasoline declined. Frac spreads, a measure of natural gas processing economics, ended the period at $0.26 per gallon, down 25% over the reporting period.1 Generally, the greater the frac spread, the greater the incentive for producers to seek natural gas processing capacity.

The yield curve steepened over the reporting period as short-term rates declined more than the yields on longer-dated maturities. The ten-year Treasury yield declined by 94 basis points to end the period at 0.84%. The MLP yield spread at period-end, as measured by the AMZ and the 10-year Treasury bond, widened by 231 basis points to 10.58%.

Over the reporting period, real estate investment trusts (“REITs”) and utilities, two competing yield-oriented equity asset classes, posted total returns of -6.56% (as measured by the Dow Jones Equity REIT Total Return Index) and 4.56% (as measured by the Dow Jones

Utility Average Index), respectively, as compared to the AMZ’s -24.50% total return. Price to forward distributable cash flow (DCF), a commonly watched ratio within the MLP sector, declined over the period, ending well below the ten-year average.

Subsector Review

Performance among subsectors in the midstream, or energy infrastructure, MLP asset class varied for the reporting period. On average, sector participants in the Other subsector, which includes fuel distribution companies, provided the best performance over the period, as fuel margins expanded to more than offset the declines in volumes associated with COVID-related reduced economic activity. The Natural Gas Pipeline subsector also outperformed, supported by robust natural gas export volumes and improving natural gas pricing sentiment.

The Diversified subsector experienced the weakest performance over the reporting period as some subsector participants reduced their distribution payouts during the reporting period, and as market participants dialed-back their growth expectations for some subsector participants. On average the Marine subsector also lagged due to idiosyncratic factors with multiple subsector members, and as shipping activity slowed amidst the COVID-induced economic activity slowdown.

Fund Review

Key contributors to the Invesco SteelPath MLP Select 40 Fund were MPLX L.P. (NYSE: MPLX) and Williams Companies Inc. (NYS:E WMB).

MPLX outperformed over the period after reporting better than expected financial results and after its sponsor, Marathon Petroleum (NYSE: MPC), announced a large asset sale that is expected to aid balance sheet strength. MPLX holds an attractive, diversified portfolio of midstream energy infrastructure and logistics assets that include a network of crude oil and refined product pipelines and terminals, an inland marine business, crude oil and natural gas gathering systems and pipelines, as well as natural gas and NGL processing and fractionation facilities.

WMB outperformed over the period after posting resilient quarterly operating results and as sentiment around natural gas-focused companies continued to improve. Natural gas production growth from oil-directed drilling is expected to slow thereby supporting natural gas pricing and natural gas-centric basin volume growth. WMB holds a leading position in the Appalachian and Haynesville gas basins. WMB has ample liquidity, solid leverage metrics, healthy distribution coverage, and 98% of its cash flow is fee-based.

2                         Invesco SteelPath MLP Select 40 Fund

Key detractors from the Invesco SteelPath MLP Select 40 Fund were Energy Transfer L.P. (NYSE: ET) and Genesis Energy L.P. (NYSE: GEL).

ET underperformed over the period as investor concerns focused on a potential shutdown of the Dakota Access pipeline after an adverse District Court ruling. ET has appealed the ruling and hearings are scheduled in December.3 Despite the selloff during the period, we believe ET is well positioned with one of the largest and most diversified portfolios of midstream assets in the United States, with a strategic footprint in all the major domestic production basins.

GEL units underperformed over the period on weak soda ash demand and pricing, as well as increasing leverage metrics. Demand disruptions caused by COVID-19 resulted in weaker demand in the normally stable soda ash business. Despite the current weak demand environment, GEL’s diversified asset base provides a stable margin profile that is expected to generate consistent future cash flows.

Please note that significant decreases in cash distributions from the Fund’s MLP investments and/or significant declines in the fair value of its investments, in addition to other factors, may impact the Fund’s assessment regarding the recoverability of certain deferred tax assets, which may result in the recording of or adjustment of a valuation allowance. If the valuation allowance is adjusted, this could have a material impact on the Fund’s net asset value and results of operations for the period. The Fund recorded a full valuation allowance with respect to its net deferred tax asset as of the year ended November 30, 2020. See Note 1 of the Notes to Financial Statements for more information.

In 2020, the Fund determined that the valuation allowance related to the deferred tax asset included in the calculation of the net asset value per share (“NAV”) upon which shareholders transacted had not been properly accounted for during the period that included days from December 1, 2014 through March 6, 2020 (the “overstatement period”). That determination resulted in the correction of the Fund’s NAV during certain days of the overstatement period.

Invesco has developed a remediation plan that will result in payments by Invesco to shareholders negatively impacted by the overstatement of the NAV during the overstatement period, and Invesco has engaged a third-party firm to assist with its implementation. Invesco currently anticipates that distributions to impacted shareholders will occur sometime in the latter half of 2021.

Outlook

Despite the ongoing headwinds presented by COVID-containment efforts, we believe the midstream sector remains well-positioned to weather the storm. Notably, most sector participants entered this challenging period with stronger balance sheets and lower capital spending obligations and better distribution coverage metrics than the last commodity cycles. In general, we believe that sector valuations are attractive in absolute terms and relative to historic ranges, and sector yields are substantially higher than other yielding-equity classes.

[1]	Source: Bloomberg L.P.
[2]	Source: Wells Fargo Advisors
[3]	Source: Energy Transfer L.P.

Portfolio managers:

Stuart Cartner

Brian Watson

3                         Invesco SteelPath MLP Select 40 Fund

Your Fund’s Long-Term Performance

Source 1: RIMES Technologies Corp.

Source 2: FactSet Research Systems Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                         Invesco SteelPath MLP Select 40 Fund

Average Annual Total Returns
As of 11/30/2020, including maximum applicable sales charge
Class A Shares
Inception (3/31/10)	(0.77)%
10 Years	(2.00)
5 Years	(6.99)
1 Year	(25.97)
Class C Shares
Inception (7/14/11)	(2.56)%
5 Years	(6.60)
1 Year	(22.80)
Class R Shares
10 Years	(1.67)%
5 Years	(6.13)
1 Year	(21.66)
Class Y Shares
Inception (3/31/10)	0.03%
10 Years	(1.19)
5 Years	(5.67)
1 Year	(21.26)
Class R5 Shares
10 Years	(1.38)%
5 Years	(5.81)
1 Year	(21.24)
Class R6 Shares
Inception (6/28/13)	(5.22)%
5 Years	(5.60)
1 Year	(21.29)

Effective after the close of business on May 24, 2019, Class A, Class C, Class Y and Class I shares of the Oppenheimer SteelPath MLP Select 40 Fund, (the predecessor fund), were reorganized into Class A, Class C, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer SteelPath MLP Select 40 Fund. Note: The Fund was subsequently renamed the Invesco SteelPath MLP Select 40 Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class Y and Class R6 shares are those for Class A, Class C, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R and R5 shares incepted after the close of business on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares. Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

    The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower.

    See current prospectus for more information.

5                         Invesco SteelPath MLP Select 40 Fund

Invesco SteelPath MLP Select 40 Fund’s investment objective is to seek total return.

•	Unless otherwise stated, information presented in this report is as of November 30, 2020, and is based on total net assets.
•	Unless otherwise noted, all data provided by Invesco.
•	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

The S&P 500 index is a stock market index that measures the stock performance of 500 large companies listed on stock exchanges in the United States.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index measuring master limited partnerships, whose constituents represent approximately 85% of total float-adjusted market capitalization.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                         Invesco SteelPath MLP Select 40 Fund

Fund Information

Portfolio Composition

By Sector	% of total net assets
Gathering & Processing	36.23%
Other Energy	25.12
Petroleum Pipeline Transportation	19.80
Natural Gas Pipeline Transportation	9.11
Diversified	9.01
Production & Mining	0.10
Terminalling & Storage	0.02
Money Market Plus Other Assets Less Liabilities	0.61

Top Ten Master Limited Partnership and Related Entities Holdings*

% of total net assets
MPLX L.P.	7.18%
Westlake Chemical Partners L.P.	6.30
Targa Resources Corp.	5.76
Sunoco L.P.	4.86
Enterprise Products Partners L.P.	4.76
Magellan Midstream Partners L.P.	4.68
Energy Transfer L.P.	4.63
TC PipeLines L.P.	4.47
Western Midstream Partners L.P.	4.46
NuStar Energy L.P.	4.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any. Data presented here are as of November 30, 2020.

7                         Invesco SteelPath MLP Select 40 Fund

Schedule of Investments

November 30, 2020

	Units	Value
Master Limited Partnerships And Related Entities–96.02%
Diversified–9.01%
Enterprise Products Partners L.P.	4,299,666	$83,413,520
Williams Cos., Inc.	3,551,506	74,510,596
		157,924,116

Gathering & Processing–36.23%
Antero Midstream Corp.	9,536,417	64,275,450
Archrock, Inc.	7,076,606	54,985,229
Crestwood Equity Partners L.P.	1,000	16,310
DCP Midstream L.P.	3,846,978	62,128,695
EnLink Midstream LLC	14,964,269	55,367,795
Equitrans Midstream Corp.	7,219,470	58,910,873
Hess Midstream L.P., Class A(a)	1,768,495	31,885,965
MPLX L.P.	5,983,958	125,902,476
Summit Midstream Partners L.P.	175,442	2,638,641
Targa Resources Corp.	4,296,074	100,957,739
Western Midstream Partners L.P.	6,064,579	78,233,074
		635,302,247

Natural Gas Pipeline Transportation–9.11%
Energy Transfer L.P.	13,147,519	81,251,669
TC PipeLines L.P.(a)	2,537,759	78,416,753
		159,668,422

Other Energy–24.28%
CrossAmerica Partners L.P.(a)	2,614,660	44,815,272
CSI Compressco L.P.(a)	5,175,550	4,709,750
GasLog Partners L.P.(b)	1,182,985	3,111,251
Global Partners L.P.(a)	2,687,030	44,873,401
Golar LNG Partners L.P.(b)	1,524,014	4,221,519
Suburban Propane Partners L.P.	2,337,144	35,805,046
Sunoco L.P.(a)	3,065,260	85,183,575
Teekay LNG Partners L.P.(b)	1,796,671	21,290,551
USA Compression Partners L.P.(a)	6,060,439	71,270,763
Westlake Chemical Partners L.P.(a)	5,205,124	110,504,783
		425,785,911

Petroleum Pipeline Transportation–17.27%
Delek Logistics Partners L.P.	143,200	4,336,096
Genesis Energy LP(a)	6,887,987	44,289,756
Holly Energy Partners L.P.	4,424,219	59,903,925
Magellan Midstream Partners L.P.	1,992,013	81,971,335
NGL Energy Partners L.P.(a)	7,304,972	15,924,839

	Units	Value
Petroleum Pipeline Transportation–(continued)
Noble Midstream Partners L.P.	282,097	$2,688,384
NuStar Energy L.P.(a)	5,867,825	77,983,394
PBF Logistics L.P.	920,761	8,590,700
Phillips 66 Partners L.P.	49,279	1,324,620
Plains All American Pipeline L.P.	624,639	4,959,634
Plains G.P. Holdings L.P., Class A	100,477	796,783
		302,769,466

Production & Mining–0.10%
Alliance Resource Partners L.P.	386,938	1,741,221

Terminalling & Storage–0.02%
Martin Midstream Partners L.P.	190,345	308,359
Total Master Limited Partnerships And Related Entities (Cost $2,330,387,815)		1,683,499,742

Private Investment in Public Equity (PIPES)–0.24%
Petroleum Pipeline Transportation–0.24%
Noble MIdstream Partners L.P. PIPE Units(c) (Cost $8,460,620)	435,000	4,145,550

Preferred Master Limited Partnerships And Related Entities–3.13%
Other Energy–0.83%
Global Partners L.P., 9.75%(e)(f) (3 mo. USD LIBOR + 6.78%)	574,954	14,632,579

Petroleum Pipeline Transportation–2.30%
GPM Petroleum L.P., 10% (Acquired 01/12/2016; Cost $21,048,019)(d)(g)	2,000,000	40,260,000
Total Preferred Master Limited Partnerships And Related Entities (Cost $35,421,869)		54,892,579

Money Market Funds–0.63%
Fidelity Treasury Portfolio, Institutional Class, 0.01%(h) (Cost $11,065,538)	11,065,538	11,065,538
TOTAL INVESTMENTS IN SECURITIES–100.02% (Cost $2,385,335,842)		1,753,603,409
LIABILITIES IN EXCESS OF OTHER ASSETS–(0.02)%		(295,792)
NET ASSETS–100%		$1,753,307,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco SteelPath MLP Select 40 Fund

Footnotes to Schedule of Investments

(a)

Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended November 30, 2020, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

							Dividends and Distributions
	Value November 30, 2019	Purchases At Cost	Sales At Cost	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value November 30, 2020	Return of Capital	Capital Gains	Income
MLP Investments and Related Entities
CrossAmerica Partners L.P.	$50,270,000	$—	$(2,125,887)	$173,388	$2,141,270	$44,815,272	$(5,643,499)	$—	$—
CSI Compressco L.P.	13,202,071	—	(338,156)	(1,529,460)	(6,424,630)	4,709,750	(200,075)	12,850	—
Genesis Energy L.P.	145,724,976	3,470,920	(13,794,263)	(11,248,486)	(73,181,412)	44,289,756	(6,681,979)	582,216	—
Global Partners L.P.	61,870,288	2,707,470	(7,511,623)	4,149,512	(10,711,755)	44,873,401	(5,630,491)	43,534	—
Hess Midstream L.P.ii	—	31,387,335	(1,369,737)	5,931	3,407,455	31,885,965	(1,545,019)	—	—
NGL Energy Partners L.P.	73,957,071	2,982,362	(2,271,713)	(5,270,842)	(46,802,829)	15,924,839	(6,669,210)	15,210	—
Nustar Energy L.P.	146,075,666	23,466,821	(14,565,439)	(11,606,184)	(55,280,848)	77,983,394	(10,106,622)	241,362	—
Sunoco L.P.[i]	160,414,993	—	(53,352,173)	(1,601,270)	(6,672,058)	85,183,575	(13,605,917)	—	—
TC Pipelines L.P.[i]	183,575,720	45,650,996	(120,740,322)	28,624,158	(50,479,486)	78,416,753	(8,214,313)	—	—
USA Compression Partners	105,659,551	—	(4,366,562)	(838,612)	(16,029,542)	71,270,763	(13,154,072)	—	—
Westlake Chemical Partners	91,690,034	29,728,794	(3,065,379)	316,684	1,670,952	110,504,783	(9,836,302)	—	—
Preferred MLP Investments and Related Entities
Global Partners L.P.—Preferred	16,288,800	—	(618,453)	(7,697)	(1,030,071)	14,632,579	—	—	1,449,785
GPM Petroleum L.P. Class A—Preferred[i]	40,000,000	—	—	—	4,247,546	40,260,000	(3,987,546)	—	—
	$1,088,729,170	$139,394,698	$(224,119,707)	$1,167,122	$(255,145,408)	$664,750,830	$(85,275,045)	$895,172	$1,449,785
i.	Is not an affiliate as of November 30, 2020. Was an affiliate during the year ended November 30, 2020.
ii.	Hess Midstream Partners LP Units merged into Hess Midstream LP on December 17, 2019.

(b)	Foreign security denominated in U.S. dollars.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at November 30, 2020 represented less than 1% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at November 30, 2020 represented 2.3% of the Fund’s Net Assets.
(e)	Perpetual security. Maturity date is not applicable.
(f)

Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Spread].

(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco SteelPath MLP Select 40 Fund

Statement of Assets and Liabilities

November 30, 2020

Assets:
Investments in securities, at value (cost $1,666,072,454)	$1,292,712,907
Investments in affiliates, at value (cost $719,263,388)	460,890,502
Cash	333,400
Receivable For:
Fund shares sold	4,382,700
Investment for trustee deferred compensation and retirement plans	111,547
Prepaid state income tax	156,421
Dividends	81,653
AMT credit carryforward	26,932
Other assets	170,774
Total assets	1,758,866,836

Liabilities:
Payables for:
Fund shares reacquired	3,170,549
Accrued fees to affiliates	1,164,448
Dividends	184,324
Accrued interest expense	40,972
Accrued trustees’ and officers’ fees and benefits	5,704
Accrued other operating expenses	881,675
Trustee deferred compensation and retirement plans	111,547
Total liabilities	5,559,219
Net assets applicable to shares outstanding	$1,753,307,617

Net Assets consist of:
Shares of beneficial interest	$2,852,082,446
Distributable earnings (loss), net of taxes	(1,098,774,829)
$1,753,307,617

Net Assets:
Class A	$205,529,070
Class C	$186,443,761
Class R	$248,111
Class Y	$936,180,773
Class R5	$5,606
Class R6	$424,900,296

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	49,115,703
Class C	49,091,683
Class R	59,535
Class Y	213,262,910
Class R5	1,332
Class R6	96,084,651
Class A:
Net asset value per share	$4.18
Maximum offering price per share
(net asset value of $4.18 ÷ 94.50%)	$4.42
Class C:
Net asset value and offering price per share	$3.80
Class R:
Net asset value and offering price per share	$4.17
Class Y:
Net asset value and offering price per share	$4.39
Class R5:
Net asset value and offering price per share	$4.21
Class R6:
Net asset value and offering price per share	$4.42

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco SteelPath MLP Select 40 Fund

Statement of Operations

For the year ended November 30, 2020

Investment Income:
Distributions and dividends ($1,449,785 income from affiliates)	$226,957,097
Less return of capital on distributions and dividends ($85,275,045 from affiliates)	(204,587,692)
Less return of capital on distributions and dividends in excess of cost basis ($895,172 from affiliates)	(9,719,951)
Total investment income	12,649,454

Expenses:
Advisory fees	14,225,747
Administrative services fees	737,226
Custody fees	123,821
Distribution fees:
Class A	551,129
Class C	2,154,537
Class R	1,470
Transfer agent fees — A, C, R and Y	2,078,648
Transfer agent fees — R5	1
Transfer agent fees — R6	35,271
Interest, facilities and maintenance fees	944,236
State income tax expense	815,585
Trustees’ and officers’ fees and benefits	44,331
Registration and filing fees	331,947
Legal, auditing, and other professional fees	170,373
Other	104,831
Total expenses, before waivers and deferred taxes	22,319,153
Less: Fees waived and expenses reimbursed	(937,159)
Net expenses, before deferred taxes	21,381,994
Net investment income (loss), before deferred taxes	(8,732,540)
Net deferred tax expense	—
Net investment income (loss), net of deferred taxes	(8,732,540)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net return of capital in excess of cost basis of $8,824,779)
(includes net gains (losses) from securities sold to affiliates of $(6,757,511))	(266,218,756)
Affiliated investment securities (net return of capital in excess of cost basis of $895,172)	1,167,122
Net deferred tax (expense) benefit	—
Net realized gain (loss), net of deferred taxes	(265,051,634)
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(68,242,098)
Affiliated investment securities	(255,145,408)
Net deferred tax (expense) benefit	—
Net change in unrealized appreciation (depreciation), net of deferred taxes	(323,387,506)
Net realized and unrealized gain (loss), net of deferred taxes	(588,439,140)
Net increase (decrease) in net assets resulting from operations	$(597,171,680)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco SteelPath MLP Select 40 Fund

Statement of Changes in Net Assets

For the years ended November 30, 2020 and 2019

	2020	2019
Operations:
Net investment income (loss), net of deferred taxes	$(8,732,540)	$(8,983,051)
Net realized gain (loss), net of deferred taxes	(265,051,634)	63,388,795
Change in unrealized appreciation (depreciation), net of deferred taxes	(323,387,506)	(327,215,636)
Net increase (decrease) in net assets resulting from operations	(597,171,680)	(272,809,892)

Distribution to shareholders from distributable earnings:
Class A	—	(6,107,598)
Class C	—	(6,994,247)
Class R	—	(1,507)
Class Y	—	(26,126,037)
Class R5	—	(92)
Class R6	—	(13,987,709)
Total distributions from distributable earnings	—	(53,217,190)

Return of Capital:
Class A	(29,191,963)	(30,358,590)
Class C	(30,713,954)	(34,765,786)
Class R	(38,940)	(7,492)
Class Y	(133,592,577)	(129,862,763)
Class R5	(779)	(456)
Class R6	(68,233,756)	(69,527,672)
Total return of capital	(261,771,969)	(264,522,759)
Total distributions	(261,771,969)	(317,739,949)

Share transactions–net:
Class A	(6,242,315)	(26,534,567)
Class C	(33,032,833)	(30,489,985)
Class R	(22,938)	468,502
Class Y	(164,002,892)	152,687,919
Class R5	—	10,000
Class R6	(164,816,723)	270,917,344
Net increase (decrease) in net assets resulting from share transactions	(368,117,701)	367,059,213
Net increase (decrease) in net assets	(1,227,061,350)	(223,490,628)

Net assets:
Beginning of year	2,980,368,967	3,203,859,595
End of year	$1,753,307,617	$2,980,368,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights

	Years Ended November 30,
Class A	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.14	$7.36	$8.13		$9.18		$9.25
Net investment income (loss)(a)	(0.03)	(0.03)	(0.08)		(0.06)		(0.05)
Return of capital(a)	0.35	0.43	0.46		0.40		0.41
Net realized and unrealized gains (losses)	(1.69)	(0.91)	(0.44)		(0.68)		0.28
Total from investment operations	(1.37)	(0.51)	(0.06)		(0.34)		0.64
Less:
Return of capital	(0.59)	(0.59)	(0.51)		(0.58)		(0.71)
Dividends from net investment income	—	(0.12)	(0.20)		(0.13)		—
Total distributions to shareholders	(0.59)	(0.71)	(0.71)		(0.71)		(0.71)
Net asset value, end of period	$4.18	$6.14	$7.36		$8.13		$9.18
Total return(b)	(21.63)%	(7.89)%	(1.06)%		(4.22)%		7.69%
Net assets, end of period (000’s omitted)	$205,529	$304,235	$392,897		$465,355		$631,417
Portfolio turnover rate	30%	23%	24%		13%		10%

Ratios/Supplemental data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	1.26%	1.20%	1.23%		1.23%		1.27%
Expense (waivers)	(0.07)%	(0.06)%	(0.10	)%(d)	(0.12	)%(d)	(0.12)%
With fee waiver and/or expense reimbursement, before taxes(e)	1.19%	1.14%	1.13%		1.11%		1.15%
Deferred tax expense (benefit)(f)	—%	—%	—%		(2.27)%		2.79%
With fee waivers and/or expense reimbursements, after taxes	1.19%	1.14%	1.13%		(1.16)%		3.94%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(0.65)%	(0.45)%	(1.04)%		(1.04)%		(0.98)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.58)%	(0.39)%	(0.94)%		(0.92)%		(0.86)%
Deferred tax benefit (expense)(g)	—%	—%	—%		0.31%		0.30%
Ratio of net investment income (loss), after taxes	(0.58)%	(0.39)%	(0.94)%		(0.61)%		(0.56)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $219,980 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.10%, 1.10%, 1.10%, 1.10% and 1.13%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class C	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$5.69	$6.92	$7.74		$8.84		$8.99
Net investment income (loss)(a)	(0.05)	(0.08)	(0.13)		(0.12)		(0.11)
Return of capital(a)	0.32	0.40	0.46		0.40		0.41
Net realized and unrealized gains (losses)	(1.57)	(0.84)	(0.44)		(0.67)		0.26
Total from investment operations	(1.30)	(0.52)	(0.11)		(0.39)		0.56
Less:
Return of capital	(0.59)	(0.59)	(0.51)		(0.58)		(0.71)
Dividends from net investment income	—	(0.12)	(0.20)		(0.13)		—
Total distributions to shareholders	(0.59)	(0.71)	(0.71)		(0.71)		(0.71)
Net asset value, end of period	$3.80	$5.69	$6.92		$7.74		$8.84
Total return(b)	(22.13)%	(8.56)%	(1.79)%		(4.97)%		6.99%
Net assets, end of period (000’s omitted)	$186,444	$324,931	$427,772		$478,338		$517,869
Portfolio turnover rate	30%	23%	24%		13%		10%

Ratios/Supplemental Data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	2.01%	1.96%	1.98%		1.98%		2.04%
Expense (waivers)	(0.07)%	(0.06)%	(0.10	)%(d)	(0.12	)%(d)	(0.12)%
With fee waiver and/or expense reimbursement, before taxes(e)	1.94%	1.90%	1.88%		1.86%		1.92%
Deferred tax expense (benefit)(f)	—%	—%	—%		(2.27)%		2.79%
With fee waivers and/or expense reimbursements, after taxes	1.94%	1.90%	1.88%		(0.41)%		4.71%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(1.40)%	(1.21)%	(1.79)%		(1.79)%		(1.75)%
Net of expense (waivers) and before deferred tax benefit (expense)	(1.33)%	(1.15)%	(1.69)%		(1.67)%		(1.63)%
Deferred tax benefit (expense)(g)	—%	—%	—%		0.31%		0.30%
Ratio of net investment income (loss), after taxes	(1.33)%	(1.15)%	(1.69)%		(1.36)%		(1.33)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $214,955 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.85%, 1.86%, 1.85%, 1.85% and 1.90%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights—(continued)

Class R	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.13	$7.56
Net investment income (loss)(b)	(0.04)	(0.02)
Return of capital(b)	0.35	0.20
Net realized and unrealized gains (losses)	(1.68)	(1.20)
Total from investment operations	(1.37)	(1.02)
Less:
Return of capital	(0.59)	(0.34)
Dividends from net investment income	—	(0.07)
Total distributions to shareholders	(0.59)	(0.41)
Net asset value, end of period	$4.17	$6.13
Total return(c)	(21.66)%	(13.94)%
Net assets, end of period (000’s omitted)	$248	$419
Portfolio turnover rate	30%	23%

Ratios/Supplemental Data based on average net assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes	1.51%	1.46	%(e)
Expense (waivers)	(0.07)%	(0.06	)%(e)
With fee waiver and/or expense reimbursement, before taxes(f)	1.44%	1.40	%(e)
Deferred tax expense (benefit)(g)	—%	—	%(e)
With fee waivers and/or expense reimbursements, after taxes	1.44%	1.40	%(e)

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(0.90)%	(0.71	)%(e)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.83)%	(0.65	)%(e)
Deferred tax benefit (expense)(h)	—%	—	%(e)
Ratio of net investment income (loss), after taxes	(0.83)%	(0.65	)%(e)

(a)	Shares commenced operations after the close of business on May 24, 2019.
(b)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $293 for the year ended November 30, 2020.
(e)	Annualized for less than full period.
(f)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 1.35% and 1.36% for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(h)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class Y	2020	2019	2018*		2017*		2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.38	$7.61	$8.37		$9.40		$9.43
Net investment income (loss)(a)	(0.02)	(0.01)	(0.06)		(0.03)		(0.03)
Return of capital(a)	0.37	0.45	0.46		0.40		0.41
Net realized and unrealized gains (losses)	(1.75)	(0.96)	(0.45)		(0.69)		0.30
Total from investment operations	(1.40)	(0.52)	(0.05)		(0.32)		0.68
Less:
Return of capital	(0.59)	(0.59)	(0.51)		(0.58)		(0.71)
Dividends from net investment income	—	(0.12)	(0.20)		(0.13)		—
Total distributions to shareholders	(0.59)	(0.71)	(0.71)		(0.71)		(0.71)
Net asset value, end of period	$4.39	$6.38	$7.61		$8.37		$9.40
Total return(b)	(21.26)%	(7.76)%	(0.91)%		(3.90)%		7.97%
Net assets, end of period (000’s omitted)	$936,181	$1,540,550	$1,679,094		$1,694,069		$1,598,012
Portfolio turnover rate	30%	23%	24%		13%		10%

Ratios/Supplemental Data based on average net assets:
Ratio of Expenses:(c)
Without fee waivers and/or expense reimbursements, before taxes	1.01%	0.95%	0.98%		0.98%		1.02%
Expense (waivers)	(0.07)%	(0.06)%	(0.10	)%(d)	(0.12	)%(d)	(0.12)%
With fee waiver and/or expense reimbursement, before taxes(e)	0.94%	0.89%	0.88%		0.86%		0.90%
Deferred tax expense (benefit)(f)	—%	—%	—%		(2.27)%		2.79%
With fee waivers and/or expense reimbursements, after taxes	0.94%	0.89%	0.88%		(1.41)%		3.69%

Ratio of Investment Income (Loss):(c)
Ratio of net investment income (loss), before taxes	(0.40)%	(0.20)%	(0.79)%		(0.79)%		(0.73)%
Net of expense (waivers) and before deferred tax benefit (expense)	(0.33)%	(0.14)%	(0.69)%		(0.67)%		(0.61)%
Deferred tax benefit (expense)(g)	—%	—%	—%		0.31%		0.30%
Ratio of net investment income (loss), after taxes	(0.33)%	(0.14)%	(0.69)%		(0.36)%		(0.31)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Ratios are based on average daily net assets (000’s omitted) of $1,050,032 for the year ended November 30, 2020.
(d)	Includes voluntary Transfer Agent waiver of 0.015% effective January 1, 2017 to December 31, 2017.
(e)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.85%, 0.85%, 0.85%, 0.85% and 0.88%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(g)	Deferred tax expense (benefit) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights—(continued)

Class R5	Year Ended November 30, 2020	Period Ended November 30, 2019(a)
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.15	$7.56
Net investment income (loss)(b)	(0.01)	(0.00	)(c)
Return of capital(b)	0.35	0.22
Net realized and unrealized gains (losses)	(1.69)	(1.22)
Total from investment operations	(1.35)	(1.00)
Less:
Return of capital	(0.59)	(0.34)
Dividends from net investment income	—	(0.07)
Total distributions to shareholders	(0.59)	(0.41)
Net asset value, end of period	$4.21	$6.15
Total return(d)	(21.24)%	(13.67)%
Net assets, end of period (000’s omitted)	$6	$8
Portfolio turnover rate	30%	23%

Ratios/Supplemental Data based on average net assets:
Ratio of Expenses:(e)
Without fee waivers and/or expense reimbursements, before taxes	0.87%	0.84	%(f)
Expense (waivers)	—%	—	%(f)
With fee waiver and/or expense reimbursement, before taxes(g)	0.87%	0.84	%(f)
Deferred tax expense (benefit)(h)	—%	—	%(f)
With fee waivers and/or expense reimbursements, after taxes	0.87%	0.84	%(f)

Ratio of Investment Income (Loss):(e)
Ratio of net investment income (loss), before taxes	(0.26)%	(0.09	)%(f)
Net of expense (waivers) and before deferred tax benefit (expense)	(0.26)%	(0.09	)%(f)
Deferred tax benefit (expense)(i)	—%	—	%(f)
Ratio of net investment income (loss), after taxes	(0.26)%	(0.09	)%(f)

(a)	Shares commenced operations after the close of business on May 24, 2019.
(b)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(c)	Less than (0.005).
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(e)	Ratios are based on average daily net assets (000’s omitted) of $6 for the year ended November 30, 2020.
(f)	Annualized for less than full period.
(g)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.78% and 0.80% for the year ended November 30, 2020 and the period ended November 30, 2019, respectively.

(h)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(i)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco SteelPath MLP Select 40 Fund

Financial Highlights—(continued)

	Years Ended November 30,
Class R6	2020	2019		2018*	2017*	2016*
Per Share Operating Data
Net Asset Value, Beginning of Period	$6.42	$7.64		$8.39	$9.43	$9.44
Net investment income (loss)(a)	(0.01)	(0.00	)(b)	(0.05)	(0.03)	(0.02)
Return of capital(a)	0.37	0.42		0.46	0.40	0.41
Net realized and unrealized gains (losses)	(1.77)	(0.93)		(0.45)	(0.70)	0.31
Total from investment operations	(1.41)	(0.51)		(0.04)	(0.33)	0.70
Less:
Return of capital	(0.59)	(0.59)		(0.51)	(0.58)	(0.71)
Dividends from net investment income	—	(0.12)		(0.20)	(0.13)	—
Total distributions to shareholders	(0.59)	(0.71)		(0.71)	(0.71)	(0.71)
Net asset value, end of period	$4.42	$6.42		$7.64	$8.39	$9.43
Total return(c)	(21.29)%	(7.59)%		(0.78)%	(3.99)%	8.19%
Net assets, end of period (000’s omitted)	$424,900	$810,225		$702,381	$466,851	$313,325
Portfolio turnover rate	30%	23%		24%	13%	10%

Ratios/Supplemental Data based on average net assets:
Ratio of Expenses:(d)
Without fee waivers and/or expense reimbursements, before taxes(e)	0.88%	0.81%		0.81%	0.79%	0.81%
Deferred tax expense (benefit)(f)	—%	—%		—%	(2.27)%	2.79%
With fee waivers and/or expense reimbursements, after taxes	0.88%	0.81%		0.81%	(1.48)%	3.60%

Ratio of Investment Income (Loss):(d)
Ratio of net investment income (loss), before taxes	(0.27)%	(0.06)%		(0.62)%	(0.60)%	(0.52)%
Deferred tax benefit (expense)(g)	—%	—%		—%	0.31%	0.30%
Ratio of net investment income (loss), after taxes	(0.27)%	(0.06)%		(0.62)%	(0.29)%	(0.22)%

*

The financial highlights for the years ended November 30, 2018, 2017 and 2016 reflect restated values. See Note 10-Restatement in the Notes to Financial Statements for the year ended November 30, 2018.

(a)

Per share net investment loss is calculated based on average shares outstanding during the period net of deferred tax expense/benefit. Per share return of capital is calculated based on average shares during the period net of deferred tax expense/benefit estimated at the combined Federal and State statutory income tax rate (see Note 2).

(b)	Rounds to less than (0.005).
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $542,491 for the year ended November 30, 2020.
(e)

Includes borrowing and franchise tax expense. Without borrowing and franchise tax expense, the net expense ratio would be 0.79%, 0.77%, 0.78%, 0.78% and 0.79%, for the years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income/loss and realized and unrealized gains/losses.
(g)	Deferred tax benefit (expense) for the ratio calculation, when applicable, is derived from net investment income/loss only.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco SteelPath MLP Select 40 Fund

Notes to Financial Statements

November 30, 2020

NOTE 1—Significant Accounting Policies

Invesco SteelPath MLP Select 40 Fund, formerly Invesco Oppenheimer Steelpath MLP Select 40 Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19                         Invesco SteelPath MLP Select 40 Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. The Fund’s dividend distribution policy is intended to provide monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the master limited partnerships (”MLPs”) in which it invests. The Fund generally pays out dividends that over time approximate the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. Such dividends are not tied to the Fund’s investment income and may not represent yield or investment return on the Fund’s portfolio. To the extent that the dividends paid exceed the distributions the Fund receives from its underlying investments, the Fund’s assets will be reduced. The Fund’s tendency to pay out a consistent dividend may change, and the Fund’s level of distributions may increase or decrease.

The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

E.

Master Limited Partnerships — The Fund primarily invests in MLPs. MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

20                         Invesco SteelPath MLP Select 40 Fund

G.

Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. For the year ended November 30, 2020, the federal income tax rate is 21 percent. The Fund is currently using an estimated rate of 1.9 percent for state and local tax, net of federal tax expense.

The Fund’s income tax provision consists of the following as of November 30, 2020:

Current tax (expense) benefit
Federal	$ —
State	—
Total current tax (expense) benefit	$—

Deferred tax (expense) benefit
Federal	$126,886,678
State	11,480,223
Valuation allowance	(138,366,901)
Total deferred tax (expense) benefit	$—

The reconciliation between the federal statutory income tax rate of 21% and the tax effect on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	% Effect
Application of Federal statutory income tax rate	$125,406,052	21.00%
State income taxes net of federal	11,346,261	1.90%
Effect of permanent differences	859,940	0.14%
Return to provision adjustments	754,648	0.13%
Change in valuation allowance	(138,366,901)	-23.17%
Total income tax (expense) benefit	$—	0.00%

For the year ended November 30, 2020 the Fund’s tax effect on net investment income (loss) and realized and unrealized gain (loss) of 0% differed from the combined federal and state statutory tax rate of 22.90% due in large part to the change in valuation allowance primarily as a result of the change in unrealized appreciation.

The Fund intends to invest its assets primarily in MLP investments, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLP investments, the Fund reports its allocable share of the MLP investments’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes, it is more-likely-than-not some portion or all of the deferred tax asset will not be realized.

At November 30, 2020, the Fund determined a valuation allowance was required. The Fund’s assessment considered, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited as a result of shareholder transactions or were likely to expire unused, and unrealized gains and losses on investments. Consideration was also given to market cycles, the severity and duration of historical deferred tax assets, the impact of redemptions, and the level of MLP distributions. Additionally, various tax law changes were considered by the Fund in assessing the recoverability of its deferred tax assets. For instance, on March 27, 2020, the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law. Prior to signing into law, the carryforward ability of net operating losses for tax years beginning after December 31, 2017 was governed by the Tax Cuts and Jobs Act (“TCJA”). The TCJA established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 30, 2022 and beyond. In addition, the CARES Act revised the TCJA language regarding carryforward periods from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017”. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years.

Through the consideration of these factors, the Fund has determined that it is more likely than not that the Fund’s deferred tax assets would not be fully realized. As a result, the Fund recorded a valuation allowance with respect to its deferred tax assets that are not considered to be realizable as of the period ended November 30, 2020.

From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on or expirations of the Fund’s net operating losses and capital loss carryovers (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

21                         Invesco SteelPath MLP Select 40 Fund

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis) —Federal	$75,966,161
Net operating loss carryforward (tax basis) —State	7,677,602
Excess business interest expense carryforward	5,339,855
Capital loss carryforward (tax basis)	74,243,674
Net unrealized losses on investment securities	54,512,094
Book to tax differences—income recognized from MLPs	3,549,776
Organizational Costs	3,041
Valuation allowance	(221,292,203)
Total deferred tax asset	$—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$—
Total deferred tax liability	—
Total net deferred tax asset (liability)	$—

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax liability or asset.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2020, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months. Generally, the Fund is subject to examinations by taxing authorities for up to three years after the filing of the return for the tax period. All relevant periods are still open for examination.

At November 30, 2020, the Fund had net operating loss carryforwards for federal income tax purposes as follows:

Expiration date for expiring net operating loss carryforwards
11/30/2034	$80,538,419
11/30/2035	153,875,403
11/30/2036	116,663,848
11/30/2037	10,613,012
11/30/2038	52,935
Total expiring net operating loss carryforwards	$361,743,617
Total non-expiring net operating loss carryforwards	$—
Total net operating loss carryforwards	$361,743,617

During the year ended November 30, 2020, the Fund estimates that it will utilize $64,321,874 of net operating loss carryforward.

At November 30, 2020, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2021	$29,454,428
11/30/2024	39,127,181
11/30/2025	255,626,575
Total	$324,208,184

At November 30, 2020, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,993,270,544
Gross Unrealized Appreciation	$271,281,871
Gross Unrealized Depreciation	(510,949,006)
Net Unrealized Appreciation (Depreciation) on Investments	$(239,667,135)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

22                         Invesco SteelPath MLP Select 40 Fund

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

J.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

K.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $3 billion	0.70%
Next $2 billion	0.68%
Over $5 billion	0.65%

For the year ended November 30, 2020, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least March 31, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.35%, 0.85%, 0.84% and 0.79%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended November 30, 2020, the Adviser contractually reimbursed class level expenses of $139,096.16 for Class A, $134,610 for Class C, $185 for Class R and $663,268 for Class Y.

The Trust has entered into an administration and fund accounting agreement with UMB Fund Services, Inc. (“UMB”) pursuant to which UMB shall provide administration and fund accounting services to the Fund. The Trust and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by the Adviser under the Investment Advisory Agreement. The Adviser may only receive fees for administrative services under the Administrative Services Agreement to the extent that those fees assessed under the agreement are in excess of the fees paid to UMB. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative service fees . Additionally, Invesco has entered into service agreements whereby UMB Bank, n.a., serves as custodian to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended November 30, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

23                         Invesco SteelPath MLP Select 40 Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended November 30, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended November 30, 2020, IDI advised the Fund that IDI retained $93,398 in front-end sales commissions from the sale of Class A shares and $63,355 and $41,756 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Master Limited Partnerships Investments and Related Entities	$1,683,499,742	$—	$—	$1,683,499,742
Private Investment in Public Equity (PIPES)	—	4,145,550	—	4,145,550
Preferred Master Limited Partnerships Investments and Related Entities	14,632,579	—	40,260,000	54,892,579
Short-Term Investments	11,065,538	—	—	11,065,538
Total Investments	$1,709,197,859	$4,145,550	$40,260,000	$1,753,603,409

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended November 30, 2020:

	Value November 30, 2019	Purchases at cost	Proceeds from Sales	Discounts/ Premiums	Return of capital distributions	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2020
Preferred Master Limited Partnerships Investments and Related Entities	$40,000,000	$—	$—	$—	$(3,987,546)	$—	$4,247,546	$—	$—	$40,260,000

24                         Invesco SteelPath MLP Select 40 Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 11/30/20	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
GPM Petroleum L.P.	$40,260,000	Discounted Cash Flow Model	Illiquidity Discount	N/A	10	%(a)
			Average Estimated Yield	11.3%-12.0%	11.6%

(a)

The Fund fair values certain preferred shares using a discounted cash flow model, which incorporates an illiquidity discount and the expected yield based on the average yield on comparable companies’ equity. Such security’s fair valuation could decrease (increase) significantly based on an increase (decrease) in the illiquidity discount. Such security’s fair valuation could decrease (increase) significantly based on a decrease (increase) in expected yields.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the year ended November 30, 2020 the Fund engaged in transactions with affiliates as listed: Securities purchases of $86,425,592 and securities sales of $56,472,565, which resulted in net realized losses of $(6,757,511).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

Effective September 30, 2020, the Fund entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $500 million, collectively by certain Funds, and which will expire on September 29, 2021. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. The revolving credit and security agreement is secured by the assets of the Fund. Prior to September 30, 2020, the revolving credit and security agreement was for $700 million.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with UMB Bank, n.a., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2020 was $604,355,108 and $1,032,624,059 respectively.

25                         Invesco SteelPath MLP Select 40 Fund

NOTE 8—Share Information

	Summary of Share Activity
	Year ended November 30,
	2020(a)		2019
	Shares	Amount	Shares	Amount
Sold:
Class A	24,412,509	$110,284,492	16,719,826	$120,555,534
Class C	10,655,279	48,744,718	12,026,204	80,775,269
Class R(b)	45,434	200,458	67,092	460,051
Class Y	194,441,051	844,337,632	139,056,540	1,032,075,357
Class R5(b)	—	—	1,332	10,000
Class R6	83,127,250	358,039,647	78,135,033	590,086,763

Issued as reinvestment of dividends:
Class A	4,106,418	16,866,021	4,959,720	35,438,748
Class C	4,811,865	18,292,137	6,208,203	41,341,334
Class R	9,165	37,880	1,287	8,451
Class Y	21,486,582	92,195,553	20,695,173	152,795,585
Class R5	—	—	—	—
Class R6	11,036,954	48,394,600	10,252,853	76,181,869

Automatic Conversion of class C shares to class A shares:
Class A	808,571	3,281,322	—	—
Class C	(883,848)	(3,281,322)	—	—

Reacquired:
Class A	(29,774,042)	(136,674,150)	(25,502,732)	(182,528,849)
Class C	(22,645,178)	(96,788,366)	(22,926,782)	(152,606,588)
Class R	(63,443)	(261,276)	—	—
Class Y	(243,970,914)	(1,100,536,077)	(139,353,464)	(1,032,183,023)
Class R5	—	—	—	—
Class R6	(124,325,347)	(571,250,970)	(54,042,520)	(395,351,288)
Net increase (decrease) in share activity	(66,721,694)	$(368,117,701)	46,297,765	$367,059,213

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class R and R5 shares commenced operations after the close of business on May 24, 2019.

Note 9—Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared the COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26                         Invesco SteelPath MLP Select 40 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco SteelPath MLP Select 40 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SteelPath MLP Select 40 Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended November 30, 2020 and the year ended November 30, 2019 for Class A, Class C, Class Y and Class R6.

For the year ended November 30, 2020 and the period May 24, 2019 (commencement of operations) through November 30, 2019 for Class R and Class R5.

The financial statements of Invesco SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 25, 2019, except for the effects of the restatement discussed in Note 10 (not presented herein) to the financial statements appearing under Item 1 of the Fund’s 2018 annual report on Form N-CSR, as to which the date is March 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights and included a paragraph regarding the correction of a misstatement in the 2015 – 2018 financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

January 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco SteelPath MLP Select 40 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2020 through November 30, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (06/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (11/30/20)[1]	Expenses Paid During Period[2]	Ending Account Value (11/30/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,084.20	$6.41	$1,018.90	$6.21	1.23%
Class C	1,000.00	1,081.10	10.30	1,015.10	9.97	1.98
Class R	1,000.00	1,084.50	7.71	1,017.60	7.47	1.48
Class Y	1,000.00	1,086.30	5.11	1,020.10	4.95	0.98
Class R5	1,000.00	1,084.60	4.64	1,020.60	4.50	0.89
Class R6	1,000.00	1,085.20	4.85	1,020.30	4.70	0.93

[1]

The actual ending account value is based on the actual total return of the Fund for the period June 1, 2020 through November 30, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

28                         Invesco SteelPath MLP Select 40 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SteelPath MLP Select 40 Fund’s (formerly, Invesco Oppenheimer SteelPath MLP Select 40 Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the

Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Alerian MLP Infrastructure Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that the Lipper category includes funds taxed as traditional mutual funds as well as those taxed as C-corporations (such as the Fund) and discussed how such taxation status can impact relative performance. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that overweight exposure to certain midstream companies detracted from relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

29                         Invesco SteelPath MLP Select 40 Fund

The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The

Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds ) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			196	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson — 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	196	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	196	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	196	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	196	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	196	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	196	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	196	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	196	None

T-2                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			196	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management TeamOlayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department ofTreasury	196	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation(semiconductor manufacturing)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP; Federal Reserve Bank of Dallas	196	None
Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business; and Managing Partner, KPMG LLP	196	None
Daniel S. Vandivort — 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	196	None
James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	196	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Officers
Sheri Morris — 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

T-3                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                         Invesco SteelPath MLP Select 40 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President — Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian UMB Bank N.A., 1010 Grand Boulevard Kansas City, MO 64106

T-6                         Invesco SteelPath MLP Select 40 Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers:811-05426 and 033-19338 Invesco Distributors, Inc. O-SPMS40-AR-1

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between December 1, 2019 to January 28, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and onePwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$148,300	$151,959
Audit-Related Fees	$0	$0
Tax Fees(1)	$404,000	$230,400
All Other Fees	$0	$0

Total Fees	$552,300	$382,359

(1)

Tax Fees for the fiscal year ended November 30, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended November 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,227,000 for the fiscal year ended November 30, 2020 and $3,294,000 for the fiscal year ended November 30, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,332,000 for the fiscal year ended November 30, 2020 and $4,214,400 for the fiscal year ended November 30, 2019.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

On May 24, 2019, Invesco Advisers, Inc. (“Invesco”) acquired sponsorship and management responsibilities from Oppenheimer Funds, Inc. for the Invesco Oppenheimer SteelPath MLP Select 40 Fund (formerly known as Oppenheimer SteelPath MLP Select 40 Fund), Invesco Oppenheimer SteelPath MLP Alpha Fund (formerly known as Oppenheimer SteelPath MLP Alpha Fund), Invesco Oppenheimer SteelPath MLP Alpha Plus Fund (formerly known as Oppenheimer SteelPath MLP Alpha Plus Fund), and Invesco Oppenheimer SteelPath MLP Income Fund (formerly known as Oppenheimer SteelPath MLP Income Fund) (each, a “Fund” and collectively, referred to as the “Funds”) each of which resulted from the reorganization of certain predecessor funds (Oppenheimer SteelPath MLP Select 40 Fund, Oppenheimer SteelPath MLP Alpha Fund, Oppenheimer SteelPath MLP Alpha Plus Fund and Oppenheimer SteelPath MLP Income Fund)

(collectively referred to as the “Predecessor Funds”) into the Funds. In connection with the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018 on February 5, 2019, as amended on March 29, 2019, an evaluation was performed to assess the effectiveness of the Predecessor Funds’ disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on their evaluation, the Predecessor Funds’ PEO and PFO found, as of November 30, 2018, the Predecessor Funds’ disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the Predecessor Fund in the reports that it files under the Securities Exchange Act of 1934 is (a) is accumulated and communicated to Predecessor Funds’ management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified by the rules and forms adopted by the U.S. Securities and Exchange Commission.

However, subsequent to the original filing of the Predecessor Funds’ Form N-CSR for the fiscal year ended November 30, 2018, and after the reorganization of the Predecessor Funds into the Funds, a material error was identified which resulted in an understatement of the valuation allowance on deferred tax assets and therefore an overstatement of the Funds’ net deferred tax assets and an overstatement in the net asset values originally reported in the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018, the fiscal years ended November 30, 2015 through November 30, 2018 and the Funds’ financial statements for the semi-annual period ended May 31, 2019. Management of the Registrant adopted the procedure to determine the valuation allowance on deferred tax assets, as designed by management of the Predecessor Funds, as it was intended. Subsequent to Invesco’s acquisition of the Funds, Invesco concluded that the Funds’ disclosure controls and procedures were not effective as of November 30, 2019, and subsequently as of May 31, 2020, due to a material weakness related to the determination of the valuation allowance on deferred tax assets in accordance with ASC 740, Income Taxes. Controls were not designed at an appropriate level of precision to adequately consider the assessment of the assumptions used to determine the valuation allowance on deferred tax assets.

A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness resulted in the misstatement of the deferred tax assets and related financial disclosures in the Predecessor Funds’ financial statements for the semi-annual periods ended May 31, 2016 through May 31, 2018 and the restatement of the deferred tax assets and related financial disclosures in the Predecessor Funds’ financial statements for the year ended November 30, 2018, which include a restatement of financial data for fiscal years ending November 30, 2015 through November 30, 2017, restatement of the Funds’ financial statements for the semi-annual period ended May 31, 2019, and a material adjustment to the Funds’ financial statements for the year ended November 30, 2019. Additionally, this material weakness could result in misstatements of the deferred tax assets and related financial disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Management’s Remediation Plan

Subsequent to the identification of the issue described above, management developed and implemented a plan to remediate the material weakness described herein. Management strengthened the Funds’ internal control over financial reporting by enhancing the training for those performing the controls and adding a level of review by a subject matter expert to assess the assumptions used to determine the valuation allowance for the Funds’ deferred tax assets. Management has evaluated the design and operational effectiveness of the foregoing corrective actions and concluded that its controls were designed appropriately and have been operating effectively for a sufficient period of time such that the material weakness is fully remediated.

As of January 26, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 26, 2021, the Registrant’s disclosure controls and procedures were designed to provide reasonable assurance: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the U.S. Securities and Exchange Commission; and (2) that such information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

Other than implementing the remediation plan described above, there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 4, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 4, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	February 4, 2021